[Translation]










               SECURITIES REGISTRATION STATEMENT

                        (for NAV Sale)


























               PUTNAM HIGH YIELD ADVANTAGE FUND


               SECURITIES REGISTRATION STATEMENT

To:  Director of Kanto Local Finance Bureau

                                                       Filing
                              Date:     October 15, 1998


Name of the Registrant Fund:   PUTNAM HIGH YIELD ADVANTAGE FUND

Name of Trustees:                  George Putnam
                                   John A. Hill
                                   William F. Pounds
                                   Jameson A. Baxter
                                   Hans H. Estin
                                   Ronald J. Jackson
                                   Paul L. Joskow
                                   Elizabeth T. Kennan
                                   Lawrence J. Lasser
                                   John H. Mullin, III
                                   Robert E. Patterson
                                   Donald S. Perkins
                                   George Putnam, III
                                   A.J.C. Smith
                                   W. Thomas Stephens
                                   W. Nicholas Thorndike

Address of Principal Office:       One Post Office Square
                                   Boston, Massachusetts 02109
                                   U. S. A.

Name and Title of Registration Agent:        Harume Nakano

Attorney-at-Law

Signature [Harume Nakano]

(Seal)

                                                       Ken
                              Miura

Attorney-at-Law

Signature [Ken Miura]

(Seal)

Address or Place of Business:     Kasumigaseki Building,
                              25th Floor
                                                       2-5,
                              Kasumigaseki 3-chome
                                                       Chiyoda-
                              ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                                       Ken
                              Miura

Attorneys-at-Law

Place of Liaison Contact:               Hamada & Matsumoto

Kasumigaseki Building, 25th
                              Floor
                                                       2-5,
                              Kasumigaseki 3-chome
                                                       Chiyoda-
                              ku, Tokyo

Phone Number:                                03-3580-3377

                            - ii -



           Public Offering or Sale for Registration

Name of the Fund Making Public          PUTNAM Hibutions
                              million Class M shares
Foreign Investment Fund Securities           Up to the total
                              amount obtained by aggregating
to be Publicly Offered or Sold:         the respective net
                              asset value per Class M share
                              in respect of 80 million Class M
                              shares
                                                       (The
                              maximum amount expected to be
                              sold is 700 million U.S. dollars
                              (99 billion).

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=141.40 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on August 31, 1998.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M share as of the end of August, 1998 (U.S.$8.75) by 80 million Class M shares for convenience.



      Places where a copy of this Securities Registration
         Statement is available for Public Inspection


                        Not applicable.


    (Total number of sheets of this Securities Registration
                   Statement in Japanese is
             116 including front and back pages.)




                        C O N T E N T S


                                                Japanese  This
                                                OriginalEnglish
                                                      Translation

PART I.   INFORMATION CONCERNING SECURITIES         1      1


PART II.  INFORMATION CONCERNING ISSUER             3      5

 I.       DESCRIPTION OF THE FUND                   3      5

     1.   GENERAL INFORMATION                       3      5

     2.   INVESTMENT POLICY                         7     10

     3.   MANAGEMENT STRUCTURE                     14     21

     4.   INFORMATION CONCERNING THE EXERCISE
          OF RIGHTS BY SHAREHOLDERS, ETC.          21     32

     5.   STATUS OF INVESTMENT PORTFOLIO           24     36

II.  OUTLINE OF THE FUND                           27     40

III. OUTLINE OF THE OTHER RELATED COMPANIES        65     73

IV.  FINANCIAL CONDITION OF THE FUND               67     75

 V.  SUMMARY OF INFORMATION CONCERNING
     THE EXERCISE OF RIGHTS BY HOLDERS OF
     FOREIGN INVESTMENT FUND SECURITIES           200     78

VI.  MISCELLANEOUS                                200     78


PART III. SPECIAL INFORMATION                     202     80

 I.  OUTLINE OF THE SYSTEM OF INVESTMENT
     TRUSTS IN MASSACHUSETTS                      202     80

II.  FINANCIAL CONDITIONS OF THE INVESTMENT
     MANAGEMENT COMPANY                           208     87

III. FORM OF FOREIGN INVESTMENT FUND SECURITIES   228     87


PART I.                       INFORMATION CONCERNING
                              SECURITIES

1.                            NAME OF FUND:            PUTNAM
                              HIGH YIELD ADVANTAGE FUND

(hereinafter referred to as the
                              "Fund")

2.                            NATURE OF FOREIGN        Three
                              classes of shares (Class A
                              shares,
                              INVESTMENT FUND SECU-    Class B
                              shares and Class M shares)
                              RITIES CERTIFICATES:
                              Registered shares without par
                              value.  In Japan, Class M shares
                              (hereinafter referred to as the
                              "Shares") are for public
                              offering.  No rating has been
                              acquired.

3.                            NUMBER OF SHARES TO      Up to
                              80 million Shares
                              BE OFFERED FOR SALE
                              (IN JAPAN)

4.                            TOTAL AMOUNT OF          Up to
                              the total amount obtained by
                              OFFERING PRICE:
                              aggregating the respective net
                              asset value per Share in respect
                              of 80 million Shares
                                                       (The
                              maximum amount expected to be
                              sold is 700 million U.S. dollars
                              (99 billion).

    Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value per Share as of the end of August, 1998 ($8.75) by the number of Shares to be offered (80 million).

    Note 2: Dollar amount is translated for convenience at the rate of $1.00=141.4 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen as of August 31,
          1998).  The same applies hereinafter.

    Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5.                            ISSUE PRICE:             The Net
                              Asset Value per Share next
                              calculated on a Fund Business
                              Day after the application for
                              purchase is received by the
                              Fund.
    Note:"Business Day" means a day on which the New York
          Stock Exchange is open for business.

6.                            SALES CHARGE:            Sales
                              charge (in Japan) is 3.25% of
                              the Subscription Amount

7.                            MINIMUM AMOUNT OR        The
                              minimum amount for purchase of
                              NUMBER OF SHARES         Shares
                              is 100 shares and in integral
                              FOR SUBSCRIPTION:
                              multiples of 10 shares.

8.                            PERIOD OF SUBSCRIPTION:  From:
                              November 2, 1998 (Monday)
                                                       To:
                              April 30, 1999 (Friday)

Provided that the subscription
                              is handled only on a Fund
                              Business Day and a business day
                              when securities companies are
                              open for business in Japan.

9.                            DEPOSIT FOR SUBSCRIPTION:
                              None.

10.                           PLACE OF SUBSCRIPTION:   KOKUSAI
                              Securities Co., Ltd.
                              (hereinafter referred to as
                              "KOKUSAI")
                                                       Tokyo-
                              Sumitomo Twin Bldg. East
                                                       27-1,
                              Shinkawa 2-chome, Chuo-ku, Tokyo
    Note:The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

11.                           DATE AND PLACE
                              Investors shall pay the Issue
                              Price and
                              OF PAYMENT:              Sales
                              Charge to KOKUSAI within 4
                              business days in Japan from the
                              day when KOKUSAI confirms the
                              execution of the order (the
                              "Trade Day") (see page 17 of the
                              document).
                                                       The
                              total issue price for each
                              Application Day will be
                              transferred by KOKUSAI to the
                              account of the Fund at Putnam
                              Fiduciary Trust Company, the
                              transfer agent, within 4 Fund
                              Business Days (hereinafter
                              referred to as "Payment Date")
                              from (and including) the
                              Application Day.

12.  OUTLINE OF UNDERWRITING, ETC.:
(A) KOKUSAI has entered into an agreement dated 6th September, 1996 with Putnam Mutual Funds Corp. in connection with the sale and repurchase of the Shares in Japan, and has undertaken to make a public offering of Shares.
(B) During the offering period, KOKUSAI will execute or forward the purchase orders and repurchase requests of the Shares received directly or indirectly through other Handling Securities Companies to the Fund.
(C)  The Fund has appointed KOKUSAI as the Agent Securities
     Company in Japan.
     Note:    "The Agent Securities Company" shall mean a
          securities company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and other handling securities companies (the "Handling Securities Companies") rendering such other services.

13.  MISCELLANEOUS:
(A)  Method of Subscription:
          Investors who subscribe for Shares shall enter with the Handling Securities Company an agreement concerning the foreign securities transactions. For this purpose, the Handling Securities Company shall deliver to investors an Agreement of Foreign Securities Transactions Account and investors shall submit to the Handling Securities Company an Application for Opening of Transactions Account opened in accordance with such Agreement. The subscription amount shall be paid in yen in principle, and the exchange rate between Dollars and Yen shall be determined by the Handling Securities Company based upon the foreign exchange rate on the Tokyo foreign exchange market as of the Trade Day for each application.
          The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as transfer agent for the Fund by Kokusai on the Payment Date.
(B)  Expenses summary:
          Expenses are one of several factors to consider when investing. The following table summarizes investor's maximum transaction costs from investing in the Shares and expenses based on the most recent fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment over the specified periods.

     SHAREHOLDER TRANSACTION EXPENSES
     Maximum sales charge imposed on purchases
     (as a percentage of public offering price)  3.25%

     Deferred sales charge                 None

     ANNUAL FUND OPERATING EXPENSES
      (as a percentage of average net assets)
     Management fees                       0.55%
     12b-1 fees                            0.50%
     Other expenses                        0.17%
     Total Fund operating expenses         1.22%

          The table is provided to help you understand the expenses of investing in the Shares and your share of the operating expenses the Fund incurs. The expenses shown in the table do not reflect the application of credits that reduce fund expenses.

     EXAMPLE
          An investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period.

     One year                              $45
     3 years                                $70
     5 years                                $97
     10 years                              $175

          The example does not represent past or future expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return varies.
(C)  Offerings other than in Japan:
          Shares are simultaneously offered in the United
     States of America.

PART II.  INFORMATION CONCERNING ISSUER
I.   DESCRIPTION OF THE FUND
1.   GENERAL INFORMATION
(A)  Outline of Laws Regulating the Fund in the Jurisdiction
     Where Established:
     (1)  Name of the Fund:   Putnam High Yield Advantage Fund
     (the "Fund")
     (2)  Form of the Fund
          Putnam High Yield Advantage Fund is a Massachusetts business trust organized on January 13, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.
          The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios.
          Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only the Fund's class M shares are currently offered in Japan.
     The Fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.
          Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.
     The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
          If a shareholder owns fewer shares than a minimum amount set by the Trustees (presently 20 shares), the Fund may choose to redeem shareholders' shares. Shareholders will receive at least 30 days' written notice before the Fund redeems shareholders' shares, and shareholders may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.
     (3)  Governing Laws
          The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.
          The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:
          a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts
              Chapter 182 provides in part as follows:
              A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.
              A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.
              Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.
          b.  Investment Company Act of 1940
              The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.
          c.  Securities Act of 1933
              The Securities Act of 1933, as amended (the
          "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.
          d.  Securities Exchange Act of 1934
              The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.
          e.  The Internal Revenue Code
              The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.
          f.  Other laws
              The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.
 (B) Outline of the Supervisory Authorities
          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.
        a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.
        b. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.
 (C) Objects and Basic Nature of the Fund:
          The Fund seeks high current income. Capital growth is a secondary objective when consistent with the objective of high current income. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objectives.
 (D) History of the Fund:
                                   January 13, 1986:
                              Organization of the Fund as a
                              Massachusetts business trust.
                              Adoption of the Agreement and
                              Declaration of Trust.
                                   May 5, 1994:
                              Adoption of the Amended and
                              Restated Agreement and
                              Declaration of Trust.
 (E) Affiliated Companies of the Fund:
          Names and related business of the affiliated companies of the Fund are as follows:
          (1) Putnam Investment Management, Inc. ("Investment Management Company") renders investment management services to the Fund.
          (2) Putnam Fiduciary Trust Company (the "Custodian" and "Investor Servicing Agent") acts as Custodian and Investor Servicing Agent.
          (3) Putnam Mutual Funds Corp. ("Principal
          Underwriter") engages in providing marketing services to the Fund.
          (4) KOKUSAI Securities Co., Ltd. ("Distributor in Japan" and "Agent Securities Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent securities company.



2.   INVESTMENT POLICY
(A)  Basic Policy for Investment and Objects of Investment:
          The Fund seeks high current income. Capital growth is a secondary objective when consistent with the objective of high current income. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objectives.

     BASIC INVESTMENT STRATEGY

          The Fund seeks high current income by investing primarily in high-yield, lower-rated fixed-income securities, constituting a diversified portfolio which Putnam Investment Management, Inc., the Fund's investment management company (the "Investment Management Company"), believes does not involve undue risk to income or principal. Normally, at least 80% of the Fund's assets will be invested in debt securities, convertible securities or preferred stocks that Investment Management Company believes are consistent with its primary investment objective of high current income. The Fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when Investment Management Company believes these types of investments are consistent with the objective of high current income.

          The Fund seeks its secondary objective of capital growth, when consistent with its primary objective of high current income, by investing in securities that Investment Management Company expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. Investment Management Company believes that such opportunities for capital appreciation often exist in the securities of smaller capitalization companies. Although these smaller companies may present greater opportunities for capital appreciation, they may also include greater risks than larger, more established issuers.

         Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers of such securities. Higher yields are generally available from lower-rated fixed income securities. Lower-rated fixed income securities are generally regarded as those rated below Baa or BBB by nationally recognized securities rating agencies, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"), or unrated securities of comparable quality. Securities rated below Baa or BBB are considered to be of poor standing and predominantly speculative. The Fund may invest up to 15% of its assets in securities rated, by each of the rating agencies rating the security, below Caa or CCC, including securities in the lowest rating category of each rating agency, or in unrated securities determined by Investment Management Company to be of comparable quality. Such securities may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

         Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although Investment Management Company considers securities ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. Investment Management Company's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Because of the greater number of investment considerations involved in investing in lower-rated securities, the achievement of the Fund's objectives depends more on Investment Management Company's analytical abilities than would be the case if the Fund were investing primarily in securities in the higher rating categories.

         The Fund may invest in participations and assignments of fixed and floating rate loans made by financial institutions to governmental or corporate borrowers. In addition to other risks associated with investments in debt securities, participations and assignments involve the additional risk that the institution's insolvency could delay or prevent the flow of payments on the underlying loan to the Fund. The Fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

     DEFENSIVE STRATEGIES

         At times Investment Management Company may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Investment Management Company may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of Fund assets.

         In implementing these defensive strategies, the Fund may invest without limit in money market instruments, higher-rated fixed-income securities, or in any other securities Investment Management Company considers consistent with such defensive strategies. The yield on these securities would generally be lower than the yield on lower-rated fixed income securities. It is impossible to predict when, or for how long, the Fund would use these alternative strategies.

     NON-U.S. INVESTMENTS

         The Fund may invest without limit in U.S. dollar denominated fixed income securities of non-U.S. issuers initially issued in the United States. While the Fund may also invest in securities of foreign issuers that are not U.S. denominated or were not initially issued in the United States, it does not expect that such securities will normally represent more than 20% of its average net assets, although such investments may occasionally exceed this amount. These non-U.S. investments involve certain special risks described below.

         Non-U.S. securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's non-U.S. investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The Fund may engage in a variety of non-U.S. currency exchange transactions in connection with its non-U.S. investments, including transactions involving futures contracts, forward contracts and options.

         Investments in non-U.S. securities may subject the Fund to other risks as well. For example, there may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some non-U.S. issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Non-U.S. brokerage commissions and other fees are also generally higher than in the United States. Non-U.S. settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

         In, addition, the Fund's investments in non-U.S. securities may be subject to the risk of nationalization or expororiation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain non-U.S. countries. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

         Legal remedies available to investors in certain non-U.S. countries may be more limited than those available with respect to investments in the United States or in other non-U.S. countries. The laws of some non-U.S. countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those non-U.S. countries.

         The risks described above are typically increased in connection with investments in less developed and developing nations, which are sometimes referred to as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

         The Fund expects that its investments in non-U.S. securities generally will not exceed 20% of its total assets, although the Fund's investments in non-U.S. securities may exceed this amount from time to time. Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in non-U.S. currencies or that are traded in non-U.S. markets, or securities of U.S. issuers having significant foreign operations.

     INVESTMENTS IN PREMIUM SECURITIES

         At times, the Fund may invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity.

         The Fund does not amortize the premium paid for these securities in calculating its net investment income. As a result, the purchase of premium securities provides a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. Because the value of premium securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the purchase of such securities may increase the risk of capital loss if such securities are held to maturity (or first call date).

         During a period of declining interest rates, many of the Fund's portfolio investments will likely bear coupon rates that are higher than the current market rates, regardless of whether the securities were originally purchased at a premium. These securities would generally carry premium market values that would be reflected in the net asset value of the Fund's shares. As a result, an investor who purchases shares of the Fund during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on the Fund's investments) than might be available from alternative investments bearing current market interest rates, but the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in the Fund, investors may find it useful to compare the Fund's current dividend rate with its "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums.

     ILLIQUID SECURITIES

         The Fund may invest up to 15% of its assets in illiquid securities. Investment Management Company believes that opportunities to earn high yields may exist from time to time in securities which are illiquid and which may be considered speculative. The sale of these securities is usually restricted under federal securities laws. As a result of illliquidity, the Fund may not be able to sell these securities when Investment Management Company considers it desirable to do so or may have to sell them at less than fair market value.

     PORTFOLIO TURNOVER

         The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

         Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs in connection with the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains.

     OPTIONS AND FUTURES PORTFOLIO STRATEGIES

         The Fund may engage in a variety of transactions involving the use of options and futures contracts. The Fund may purchase and sell futures contracts in order to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest rate changes. For example, if the Investment Management Company expected interest rates to increase, the Fund might sell futures contracts on U.S. government securities. If rates were to increase, the value of the Fund's fixed-income securities would decline, but this decline might be offset in whole or in part by an increase in the value of the futures contracts. The Fund may purchase and sell call and put options on futures contracts or on securities the Fund is permitted to purchase directly in addition to or as an alternative to purchasing and selling futures contracts. The Fund will not purchase put and call options with respect to such securities if as a result more than 5% of its assets would at the time be invested in such options. The Fund may also buy and sell combinations of put and call options on the same underlying security. The Fund may also engage in futures and options transactions for nonhedging purposes, such as to substitute for direct investment or to manage its effective duration. Duration is a commonly used measure of the longevity of the Fund's debt instruments.

         Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies depends on the Fund's ability to terminate options and futures positions at times when Investment Management Company deems it desirable to do so. Options on certain U.S. government securities are traded in significant volume on securities exchanges. However, other options which the Fund may purchase or sell may be traded in the "over-the-counter" market rather than on an exchange. This means that the Fund would enter into such option contracts with particular securities dealers who make markets in these options.
     The Fund's ability to terminate options positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions might fail to meet their obligations to the Fund.
          The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Fund, of the option and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge.

         The Fund's ability to engage in options and futures transactions and to sell related securities may be limited by tax considerations and by certain regulatory requirements.

     OTHER INVESTMENT PRACTICES.

         The Fund may also engage in the following investment practices, each of which involves certain special risks.
     SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD
     COMMITMENTS.

         The Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

     DIVERSIFICATION

         The Fund is a "diversified" investment company under the 1940 Act. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

     DERIVATIVES

         Certain of the instruments in which the Fund may invest, such as options, futures contracts and forward contracts are considered to be "derivatives."
     Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index.
(B)  Restrictions of Investment:

         Except for the policies designated as fundamental below, the investment policies described in this document are not fundamental policies. The Trustees may not change any non-fundamental policy without shareholders' approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

     (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.
          (2) Underwrite securities issued by other persons except
     to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
     (3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.
     (4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.
     (5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.
     (6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.
     (7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.
     (8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.
     (9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

          It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:
     (1) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.

         The Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following:
     1. The Fund may not invest in the securities of other registered open-end investment funds or companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.
     2. The Fund may not invest more than 10% of the net assets of the Fund in securities which are not traded on an official stock exchange or other regulated market, operating regularly and being recognized and open to the public (which shall include, without limitation, the National Association of Securities Dealers Quotation System). This restriction shall not be applicable to bonds determined by Putnam Investment Management, Inc. to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.
     3. The Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.
     4. The Fund may not acquire more than 10% of the voting securities of any issuer and may not acquire more than 15% of the voting securities of any issuer together with other registered investment companies managed by Putnam Investment Management, Inc.

         If any violation of the foregoing four standards occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation.

         Although certain of the Fund's fundamental investment restrictions permit the Fund to borrow money to a limited extent, the fund does not currently intend to do so and did not do so last year.
          The Fund may invest without limitation in "premium securities" as referred to in 2.(A) above.
          All percentage limitations on investments other than non-fundamental limitation (1) above, will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
          The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of
     (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

(C)  Risk Factors
          The values of fixed-income securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of Fund assets. Conversely, during periods of rising interest rates, the value of Fund assets will generally decline. The magnitude of these fluctuations generally is greater for securities with longer maturities.  However, the yields on such securities are
     also generally higher. In addition, the values of fixed-income securities are affected by changes in general economic and business conditions affecting the specific industries of their issuers.
          Changes by nationally recognized securities rating agencies in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's net asset value.
          Investors should carefully consider their ability to assume the risks of owning shares of a mutual fund that invests in lower-rated securities before making an investment.
          The lower ratings of certain securities held by the
     Fund reflect a greater possibility that adverse changes
     in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.
          The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Fund
     more volatile and could limit the Fund's ability to sell
     its securities at prices approximating the values placed
     on such securities. In the absence of a liquid trading market for its portfolio securities the Fund at times may be unable to establish the fair value of such securities.
          The rating assigned to a security by a rating agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.
          The table below shows the percentages of the Fund
     assets invested during fiscal 1997 in securities assigned
     to the various rating categories by S&P, or, if unrated
     by S&P, assigned to comparable rating categories by
     another rating agency, and in unrated securities
     determined by Investment Management Company to be of
     comparable quality:
______________________________________________________________
     ___________
               Rated securities,       Unrated securities of
                as percentage of      comparable quality, as
Rating             net assets       percentage of net assets
"AAA"                 0.05%                         -
"AA"                  -                             -
"A"                   -                             -
"BBB"                 1.80%                         -
"BB"                 19.60%                         0.23%
"B"                  55.04%                         9.98%
"CCC"                 6.81%                         0.21%
"CC"                  0.54%                         -
"C"                   -                             -
"D"                   0.29%                         -
__________________________________________________________________
_____
__
Total                84.13%                        10.42%
          Investment Management Company seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Investment Management Company's ability than would be the case if the Fund were investing in securities in the higher rating categories.
          The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Investment Management Company will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objectives.
          At times, a substantial portion of Fund assets may be invested in securities of which the Fund, by itself or together with other funds and accounts managed by Investment Management Company or its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it may be more difficult to sell these securities when Investment
     Management Company believes it advisable to do so or the Fund may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

          In order to enforce its rights in the event of a default of these securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase Fund operating expenses and adversely affect the Fund's net asset value.

          Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

          Certain of the lower-rated securities in which the Fund invests are issued to raise funds in connection with the acquisition of a company in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

          The Fund at times may invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest in cash currently. The values of zero-coupon bonds and payment-in-kind bonds are also subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently.

          Even though such bonds do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

          Certain investment grade securities in which the Fund may invest share some of the risk factors discussed above with respect to lower-rated securities.

(D)  Distribution Policy:

          The Fund distributes any net investment income at least monthly and any net capital gains at least annually. Distributions from net capital gains are made after applying any available capital loss carryovers. A capital loss carryover is currently available. The Fund normally pays a distribution to Japanese investors who hold shares as of 15th day of each month at the end of each month, provided, however, the distribution may be paid, if at all, at the beginning of the next month.

3.   MANAGEMENT STRUCTURE

(A)  Outline of Management of Assets, etc.:
     A.   Valuation of assets:
          The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m.
          Portfolio securities for which market quotations are readily available are valued at market value. Long-term corporate bonds and notes for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Trustees which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments that will mature on 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.
          Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
          If any securities held by the Fund are restricted as to resale, Investment Management Company determines their fair value pursuant to procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.
          Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.
     B.   Management Fee, etc.:
     (1)  Management Fee:
      (a) Management and Agent Securities Company Fees
              Under a Management Contract dated March 20,
          1997, the Fund pays a following quarterly fee to Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter.
                                          Fee amount as a
               percentage of
               Average net assets of the Fund     the average
               net assets of the Fund
          $500 million or less                    0.70%
          more than $500 million up to and including $1
               billion                            0.60%
          more than $1 billion up to and including $1.5
               billion                            0.55%
          more than $1.5 billion up to and including $6.5
               billion                            0.50%
          more than $6.5 billion up to and including $11.5
               billion                            0.475%
          more than $11.5 billion up to and including $16.5
               billion                            0.455%
          more than $16.5 billion up to and including $21.5
               billion                            0.44%
          more than $21.5                         0.43%
              For the fiscal year ending on November 30, 1997, the Fund paid $17,916,237 as a management fee.
      (b) Custodian Fee
              The Custodian shall be entitled to receive, out of the assets of the Fund reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian.
              For the fiscal year ending on November 30, 1997, a custodian fee is as follows.
             Custodian fee $335,580.91
             Other expenses credit     ($771,482.29)
          Total Custodian Fee($435,901.38)
      (c) Charges of the Investor Servicing Agent
              The Fund will pay to the Investor Servicing
          Agent such fee, out of the assets of the Fund, as mutually agreed upon in writing from time to time, in the amount, the time and manner of payment.
              For the fiscal year ending on November 30, 1997, the Fund paid $3,101,584 as an investor servicing agent fee.
      (d) Fee under Class M Distribution Plan
              The Class M distribution plan provides for
          payments by the Fund to Putnam Mutual Funds at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets.
              Payments under the plan are intended to
          compensate Putnam Mutual Funds Corp. for services provided and expenses incurred by it as principal underwriter of Fund shares, including the payments to dealers mentioned below.
              To compensate Kokusai and other dealers further for services provided in connection with the sale of Class M shares and the maintenance of shareholder accounts, Putnam Mutual Funds Corp. makes quarterly payments to Kokusai and such other dealers.
              The payments are based on the average net asset value of Class M shares attributable to shareholders for whom Kokusai and other dealers are designated as the dealer of record. Putnam Mutual Funds Corp. makes the payments at an annual rate of 0.40% of such average net asset value of Class M shares.
              Putnam Mutual Funds Corp. also pays to Kokusai and other dealers, as additional compensation with respect to the sale of Class M shares, 0.15% of such average net asset value of Class M shares. For Class M shares, the total annual payment to Kokusai and other dealers equals 0.40% of such average net asset value. Putnam Mutual Funds Corp. makes quarterly payments to qualifying dealers.
              For the fiscal year ending on November 30, 1997, the Fund paid fees under the Fund's distribution plans of $3,070,987, $8,591,350 and $5,746,875 for the Class A Shares, Class B Shares and Class M
          shares, respectively.
      (e) Other Expenses:
              The Fund pays all of its expenses not assumed by Putnam Investment Management, Inc. with respect to its management services. In addition to the investment management, distribution plan fees, shareholder servicing agent expenses and custodian expenses discussed herein, the principal expenses that the Fund is expected to pay include, but are not limited to, fees and expenses of certain of its Trustees; fees of its independent auditors and legal counsel; fees payable to government agencies, including registration and qualification fees attributable to the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it.
          The Fund also pays its brokerage commissions, interest charges and taxes.
              For the fiscal year ending on November 30, 1997, the Fund paid $1,412,186 as other expenses.
     C.   Sales, Repurchases and Custody:
     (1)  Sales of Shares:
       a. Sales in the United States
              The Fund closed to new investors on January 31, 1998 and, accordingly, new investors who do not hold any shares of the Fund may not purchase shares of the Fund.
              Investors residing outside Japan can open a fund account with as little as $500 and make additional investments at any time with as little as $50. They can buy fund shares three ways - through most investment dealers or other intermediaries, through Putnam Mutual Funds Corp. or through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one. Your dealer or other intermediary will be responsible for furnishing all necessary documentation to Putnam Investor Services and may charge you a transaction fee for its services.
              BUYING SHARES THROUGH PUTNAM MUTUAL FUNDS CORP. Complete an order form and write a check for the amount investors wish to invest, payable to the Fund. Return the completed form and check to Putnam Mutual Funds Corp., which will act as investor's agent in purchasing shares through your designated investment dealer.
              BUYING SHARES THROUGH SYSTEMATIC INVESTING.
          Investors can make regular investments of $25 or more per month through automatic deductions from investor's bank checking or savings account. Application forms are available from investor's investment dealer or through Investor Servicing Agent.
              Shares are sold at the public offering price
          based on the net asset value next determined after Investor Servicing Agent receives investors' order. In most cases, in order to receive that day's public offering price, Investor Servicing Agent must receive investors'order before the close of regular trading on the New York Stock Exchange.
          CLASS M SHARES
              The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of investor's purchase. The Fund receives the net asset value. The sales charge is allocated between investor's investment dealer and Putnam Mutual Funds Corp. as shown in the following table, except when Putnam Mutual Funds Corp., at its discretion, allocates the entire amount to investor's investment dealer.
                                   Sales charge as
      Amount of sales
                                   a percentage of:
      charge reallowed
                           Net                 to dealers as
      a
      Amount of transactionamount     Offering   percentage
      of
      at offering price ($)           invested price
      offering price
      Under 50,000          3.36 %    3.25 %
      3.00 %
      50,000 but under 100,000        2.30 %      2.25 %
      2.00 %
      100,000 but under 250,000       1.52 %      1.50 %
      1.25 %
      250,000 but under 500,000       1.01 %      1.00 %
      1.00 %
      500,000 and above     None      None        None
              Class M qualified benefit plans (retirement plans for which the Investor Servicing Agent or its affiliates provide recordkeeping or other services in connection with the purchase of Class M Shares) and members of qualified groups may purchase class M shares without a sales charge.
           b. Sales in Japan
              The Fund closed to new record shareholders on December 5, 1997. (Investors in Japan who purchased shares from KOKUSAI that are held of record under the name of KOKUSAI do not fall within the abovementioned new record shareholders.) Accordingly, the number of Class M Shares available for purchase in Japan is limited.
              In Japan, Shares of the Fund are offered on any Valuation Date during the Subscription Period mentioned in "Section 8. Period of Subscription,
          Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. The Handling Securities Company shall deliver to investors Agreement of Foreign Securities Transactions Account and investors shall submit to the Handling Securities Company an Application for Opening of Transactions Account opened in accordance with such Agreement. The purchase shall be made in the minimum investment amount of 100 shares and in integral multiples of 10 shares.
              The issue price for Shares during the
          Subscription period shall be the net asset value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Handling Securities Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge shall be 3.25% of the amount of subscription, all of which will be retained by the KOKUSAI. In addition, investors must pay a 5% consumption tax on the Sales charge will be added.
              The investors having entrusted the Handling
          Securities Company with custody of the Shares will receive from the Handling Securities Company a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principle and the exchange into dollars shall be made at the exchange rate to be determined by the Handling Securities Company based upon the foreign exchange rate on the Tokyo foreign Exchange market as of the Trade Day. The payment may be made in dollars to the extent that the Handling Securities Companies can agree.
              In addition, Handling Securities Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than 500,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" established by the Association.
     (2)  Repurchase of Shares:
           a. Repurchase in the United States
              A shareholder can sell his shares to the Fund any day the New York Stock Exchange is open, either directly to the Fund or through his investment dealer. The Fund will only redeem shares for which it has received payment.
              SELLING SHARES DIRECTLY TO THE FUND.  A
          shareholder must send a signed letter of instruction or stock power form to Investor Servicing Agent, along with any certificates that represent shares a shareholder wants to sell. The price a shareholder will receive is the next net asset value calculated after the Fund receives a shareholder's request in proper form less any applicable CDSC. In order to receive that day's net asset value, Investor Servicing Agent must receive a shareholder's request before the close of regular trading on the New York Stock Exchange.
              If a shareholder sells shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. Stock power forms are available from a shareholder's investment dealer, Investor Servicing Agent and many commercial banks.
              If a shareholder wants his redemption proceeds sent to an address other than his address as it appears on records of the Investor Servicing Agent, a signature guarantee is required. Investor Servicing Agent usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner.
              The Fund generally sends shareholders payment for shareholders' shares the business day after shareholders' request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
              A shareholder may use Investor Servicing Agent's Telephone Redemption Privilege to redeem shares valued up to $100,000 unless he has notified Investor Servicing Agent of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, Investor Servicing Agent will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his representative, who can provide Investor Servicing Agent with his account registration and address as it appears on Investor Servicing Agent's records.
              Investor Servicing Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Investor Servicing Agent may be liable for any losses due to unauthorized or fraudulent instructions.
              During periods of unusual market changes and shareholder activity, a shareholder may experience delays in contacting Investor Servicing Agent by telephone. In this event, the shareholder may wish to submit a written redemption request, as described above, or contact shareholders' investment dealer, as described below. The Telephone Redemption Privilege is not available if the shareholder was issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.
              SELLING SHARES THROUGH INVESTMENT DEALERS. A shareholder's dealer must receive shareholders' request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. A shareholder's dealer will be responsible for furnishing all necessary documentation to Investor Servicing Agent, and may charge a shareholder for its services.
           b. Repurchase in Japan
              Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Handling Securities Company on a Fund Business Day and the business day of securities companies in Japan without a contingent deferred sales charge.
              The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Kokusai. The price shall be paid in yen through the Handling Securities Companies pursuant to the Agreement of Foreign Securities Transactions Account or, in case the Handling Securities Companies agree, in dollars.
     (3)  Suspension of Repurchase:
              The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.
     (4)  Custody of Shares:
              In overseas markets where the Shares are offered, the Share certificates shall be held by the Shareholders at their own risk.
              The custody of the Share certificates (if issued) sold to Japanese Shareholders shall be held, in the name of the custodian, by the custodian of KOKUSAI. Certificates of custody for the Shares shall be delivered by the Handling Securities Companies to the Japanese Shareholders.
              The foregoing does not apply to the cases in which Japanese Shareholders keep the Shares in custody at their own risk.
     D.   Miscellaneous:
     (1)  Duration and Liquidation:
              Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.
     (2)  Accounting Year:
              The accounts of the Fund will be closed each year on 30th November.
     (3)  Authorized Shares:
              There is no prescribed authorized number of Shares, and Shares may be issued from time to time.
     (4)  Agreement and Declaration of Trust:
              Originals or copies of the Agreement and Declaration of Trust, as amended, are on file with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.
              The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein shall not require authorization by Shareholder vote.
              In Japan, material changes in the Agreement and Declaration of Trust shall be published or the notice thereof shall be sent to the Japanese Shareholders.
     (5)  Issue of Warrants, Subscription Rights, etc.:
              The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, etc.
     (6)  How Performance is Shown:
              FUND ADVERTISEMENTS MAY, FROM TIME TO TIME,
          INCLUDE PERFORMANCE INFORMATION. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.
              For purposes of calculating yield, net
          investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for tax purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.
              Yield is based on the price of the shares, including the maximum initial sales charge in the case of class A and class M shares, but does not reflect any contingent deferred sales charge in the case of class B shares.
              "Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price (in the case of class A and class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.
              ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.
              Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.
 (B) Outline of Disclosure System:
     (1)  Disclosure in U.S.A.:
          (i) Disclosure to shareholders
              In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.
          (ii)Disclosure to the SEC
              The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with applicable law.
     (2)  Disclosure in Japan:
           a. Disclosure to the Supervisory Authority:
              When the Fund intends to offer Shares amounting to more than 500 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at the Ministry of Finance.
              The Handling Securities Companies of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical with
          Part I and Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local Finance Bureau securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual year and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Ministry of Finance.
           b. Disclosure to Japanese Shareholders:
              The Japanese Shareholders will be notified of material amendments to the Agreement and Declaration of Trust of the Fund, and of notices from the Trustees, through the Handling Securities Companies.
              The financial statements shall be sent to the Japanese Shareholders through the Handling Securities Companies or the summary thereof shall be carried in daily newspapers.
 (C) Restrictions on Transactions with Interested Parties:
          Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, Inc., acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

4.   INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY
     SHAREHOLDERS, ETC.
 (A) Rights of Shareholders and Procedures for Their Exercise:
          Shareholders must register their shares in their own name in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Handling Securities Company cannot exercise directly their rights, because they are not registered. Shareholders in Japan may have the Handling Securities Companies exercise their rights on their behalf in accordance with the Agreement of Foreign Securities Transactions Account with the Handling Securities Companies.
          The Shareholders in Japan who do not entrust the custody of their Shares to the Handling Securities Companies may exercise their rights in accordance with their own arrangement under their own responsibility.
          The major rights enjoyed by the investors are as follows:
          (i) Voting rights
              Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
          (ii)Repurchase rights
              Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.
          (iii)    Rights to receive dividends
              Distributions from net investment income are currently declared and paid at least monthly and any net capital gains at least annually. Distributions from net capital gains are made after applying any available capital loss carryovers. A capital loss carryover is currently available. Distributions paid on class A shares will generally be greater than those paid on class B and class M shares because expenses attributable to class B and class M shares will generally be higher.
              Shareholders may choose three distribution options, though investors in Japan may only choose the last alternative.
              - Reinvest all distributions in additional shares without a sales charge;
              - Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or
              - Receive all distributions in cash.
          (iv)Right to receive distributions upon dissolution Shareholders are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.
          (v) Right to inspect accounting books and the like
              Shareholders may inspect the Agreement and
          Declaration of Trust as on file at the offices of
          the Secretary of State of the Commonwealth of Massachusetts.
          (vi)Right to transfer shares
              Shares are transferable without restriction except as limited by applicable law.
          (vii)    Rights with respect to the U.S.
          registration statement
              The 1933 Act provides for the liability of the Fund and certain other persons, subject to various limitations and exceptions, in respect of materially misleading disclosures made in the Fund's U.S. registration statement.
 (B) Tax Treatment of Shareholders in Japan:
          The tax treatment of Shareholders in Japan shall be as follows:
     (1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.
          a. The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e.
          withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5%) in Japan. In this case, no report concerning distributions will be filed with the Japanese tax authorities.
          b. The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Handling Securities Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.
          c.  Net investment returns such as dividends, etc.
          and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.
          S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.
              Distributions of long-term net realized capital gain will not be subject to withholding of U. S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U. S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.
          d.  The Japanese withholding tax imposed on
          distributions as referred to in a. and b. above will be collected by way of so-called "difference collecting method." In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.
     (2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.
     (3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.
     (4) The Japanese securities transaction tax will not be imposed so far as the transactions concerned are conducted outside Japan. Such tax, however, is applicable to dealers' transactions for their own account and to privately negotiated transactions conducted in Japan.
 (C) Foreign Exchange Control in the United States:
          In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.
 (D) Agent in Japan:
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki 3-chome
          Chiyoda-ku, Tokyo
          The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;
     (1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and
     (2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.
          The agent for the registration with the Director of Kanto Local Finance Bureau of the public offering concerned as well as for the continuous disclosure is each of the following persons:
          Harume Nakano
          Ken Miura
          Attorneys-at-law
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki, 3-chome
          Chiyoda-ku, Tokyo
 (E) Jurisdiction:
          Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation:
          Tokyo District Court
          1-4, Kasumigaseki 1-chome
                        Chiyoda-ku, Tokyo




 5.
STA
TUS
 OF
INV
EST
MEN
  T
FUN
  D
(A)
Div
ers
ifi
cat
ion
 of
Inv
est
men
  t
Por
tfo
lio
  :
               141.4                             (As
                                                 of
                                                the
                                                end
                                                 of
                                              Augus
                                                 t,
                                              1998)
    Types of Assets  Name of         Total     Inves
                    Country      U.S. Dollars tment
                                              Ratio
                                                (%)

    Corporate Bonds  United      2,584,765,834 72.54
                    States
                     Canada         60,751,300  1.70
                     United         48,302,625  1.36
                    Kingdom
                     Mexico         35,520,550  1.00
                     Indonesia      20,828,621  0.58
                     Brazil         20,436,250  0.57
                     Luxembourg     16,222,500  0.46
                     India          12,941,500  0.36
                     Germany        12,006,000  0.34
                     Korea          10,401,676  0.29
                     Argentina       7,359,800  0.21
                     China           6,637,950  0.19
                     Columbia        5,901,500  0.17
                     Poland          3,822,800  0.11
                     Philippine      3,795,000  0.11
                    s
                     Ireland         3,644,800  0.10
                     Bermuda         3,509,250  0.10
                     Australia       3,246,614  0.09
                     Ecuador         1,482,000  0.04
                     Netherland        461,100  0.01
                    s

       Sub-total                2,862,037,670 80.32
                                               0.00
    Preferred Stock  United        302,944,414  8.50
                    States
                     Germany        15,754,250  0.44

       Sub-total                  318,698,664  8.94
                                               0.00
    Units            United        141,730,175  3.98
                    States
                     Australia         344,400  0.01

       Sub-total                  142,074,575  3.99

    Convertible      United         54,322,113  1.52
    Bonds            States
                     United         19,051,925  0.53
                    Kingdom

       Sub-total                   73,374,038  2.06
                                               0.00
    Common Stock     United         65,237,117  1.83
                    States
                     Canada            985,050  0.03
                     Brazil                 53  0.00

       Sub-total                   66,222,220  1.86

    Warrants         United         20,135,441  0.57
                    States
                     Ireland           152,809  0.00
                     Ecuador            39,006  0.00

       Sub-total                   20,327,256  0.57
                                               0.00
    Foreign          Korea          13,225,575  0.37
    Government Bonds
                     Russia          2,258,600  0.06

       Sub-total                   15,484,175  0.43
    Convertible      United         13,241,964  0.37
    Preferred Stock  States
                                               0.00
    Brady Bonds      France          1,601,610  0.04
                                               0.00
       Cash, Deposit                50,151,044 1.41
    and Other Assets
    (After deduction
     of liabilities)
         Total                   3,563,213,216 100.
                                                 00
        (Net Asset                 (Yen503,838
    Value)                            million)

    Note: Investment
            ratio is
       calculated by
       dividing each
        asset at its
     market value by
                 the
               total
     Net Asset Value
        of the Fund.
    The same applies
        hereinafter.






(B)  Results of Past Operations
 (1) Record of Changes in Net Assets (Class M Shares)
          Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of August, 1998 is as follows:





(Note)    Operations of Class M Shares were commenced on
     December 1, 1994.
 (2)  Record of Distributions Paid
          Period                        Amount of Dividend
     paid per Share
      1st Fiscal Year  (12/1/94 - 11/30/95)       $0.98 (139)
      2nd Fiscal Year (12/1/95 - 11/30/96)        $0.88 (124)
      3rd Fiscal Year (12/1/96 - 11/30/97)        $0.89 (126)

     Record of distribution paid from December 1997 to August, 1998 are as follows:






(C)  Record of Sales and Repurchases
          Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of each Fiscal Year are as follows:

                  Number of    Number of    Number of
                 Shares Sold    Shares     Outstanding
                              Repurchased     Shares
 1st Fiscal      2,370,932      259,901    2,111,031
 Year                  (0)          (0)          (0)
 (12/1/94 -
 11/30/95)
 2nd Fiscal      47,178,747   1,092,778    48,197,000
 Year            (42,967,350) (252,350)    (42,715,000)
 (12/1/95 -
 11/30/96)
 3rd Fiscal      202,989,234  42,956,933   208,229,301
 Year            (195,241,2   (38,341,87   (199,614,4
 (12/1/96 -      80)          5)           05)
 11/30/97)
       Note: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan.

II. OUTLINE OF THE FUND

1.   Fund
(A)  Law of Place of Incorporation
          The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on January 13, 1996.
          Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.
          The Fund is an open-end, diversified management company under the 1940 Act.
(B)  Outline of the Supervisory Authority
          Refer to I - l (B) Outline of the Supervisory
     Authority.
(C)  Purpose of the Fund
          The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.
(D)  History of the Fund
                                   January 13, 1986:
                              Date of initial Agreement and
                              Declaration of Trust
                                   May 5, 1994:
                              Date of Amended and Restated
                              Agreement and Declaration of
                              Trust
(E)  Amount of Capital Stock
          Not applicable.
(F)  Structure of the management of the Fund
          The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.
          The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.
          Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and
     (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.
     Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.
          On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, share are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.
          Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to veto on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.
          The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.
          Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.
          At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum.
     Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.
          Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.
          The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.
          The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.
          The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.
(G)  Information Concerning Major Shareholders
          Not applicable.
(H)  Information Concerning Directors, Officers and Employees
     (1) Trustees and Officers of the Fund


                                                      Shares
Name           Office and               Resume        Owned
               Title
George Putnam  Chairman   present: Chairman and       Class A
               and              Director of Putnam    77,282.13
               President        Management and        6
                                Putnam Mutual Funds
                                Corp.
                                Director, Marsh &
                                McLennan Companies,
                                Inc.
John A. Hill   Vice       present: Chairman and       201.727
               Chairman         Managing Director,
                                First Reserve
                                Corporation
William F.     Vice       present: Professor          Class A
Pounds         Chairman         Emeritus of           10,277.24
                                Management, Alfred    5
                                P. Sloan School of
                                Management,
                                Massachusetts
                                Institute of
                                Technology
Jameson Adkins Trustee    present: President, Baxter  Class A
Baxter                          Associates, Inc.      3,079.126
Hans H. Estin  Trustee    present: Vice Chairman,     Class A
                                North American        203.762
                                Management Corp.
Elizabeth T.   Trustee    present: President          Class A
Kennan                          Emeritus and          234.106
                                Professor, Mount
                                Holyoke College
Lawrence J.    Trustee    present: President, Chief   0.000
Lasser         and Vice         Executive Officer
               President        and Director of
                                Putnam Investments,
                                Inc. and Putnam
                                Director, Marsh &
                                McLennan
                                Companies, Inc.
Ronald J.      Trustee    present: Former Chairman,   Class A
Jackson                         President and Chief   130.011
                                Executive Officer of
                                Fisher-Price, Inc.,
                                Trustee of Salem
                                Hospital and the
                                Peabody Essex Museum
Paul L. Joskow Trustee    present: Professor of       Class A
                                Economics and         421.043
                                Management, former
                                chairman of the
                                Department of
                                Economics at the
                                Massachusetts
                                Institute of
                                Technology,
                                Director, New
                                England Electric
                                System, State Farm
                                Indemnity Company
                                and Whitehead
                                Institute for
                                Biomedical Research
John H.        Trustee    present: Chairman and       Class A
Mullin, III                     Chief Executive       540.362
                                Officer of Ridgeway
                                Farm, Director of
                                ACX Technologies,
                                Inc., Alex. Brown
                                Realty, Inc., and
                                The Liberty
                                Corporation
Robert E.      Trustee    present: President and      Class A
Patterson                       Trustee of Cabot      18,600.49
                                Industrial Trust and  8
                                Trustee of
                                the SEA Education
                                Association
Donald S.      Trustee    present: Director of        Class A
Perkins                         various               4,294.224
                                corporations,
                                including Cummins
                                Engine Company,
                                Lucent Technologies,
                                Inc., Nanophase
                                Technologies, Inc.
                                and Springs
                                Industries, Inc.
George Putnam, Trustee    present: President, New     Class A
III                             Generation Research,  3,201.382
                                Inc.
A.J.C. Smith   Trustee    present: Chairman and       Class A
                                Chief Executive       339.934
                                Officer, Marsh &
                                McLennan Companies,
                                Inc.
W. Thomas      Trustee    present: President and      Class A
Stephens                        Chief Executive       108.180
                                Officer of MacMillan
                                Bloedel Ltd.;
                                Director of Qwest
                                Communications and
                                New Century Energies
W. Nicholas    Trustee    present: Director of        Class A
Thorndike                       various corporations  163.396
                                and charitable
                                organizations,
                                including Data
                                General Corporation,
                                Bradley Real Estate,
                                Inc. and Providence
                                Journal Co.  Trustee
                                of Cabot Industrial
                                Trust, Massachusetts
                                General Hospital and
                                Eastern Utilities
                                Associates
Charles E.     Executive  present: Managing Director  0.000
Porter         Vice             of Putnam
               President        Investments, Inc.
                                and Putnam
                                Investment
                                Management
Patricia C.    Senior     present: Senior Vice
Flaherty       Vice             President of Putnam   0.000
               President        Investments, Inc.
                                and Putnam
                                Investment
                                Management
William N.     Vice       present: Director and       0.000
Shiebler       President        Senior Managing
                                Director of Putnam
                                Investments, Inc.
                                and President and
                                Director of Putnam
                                Mutual Funds
Gordon H.      Vice       present: Director and       Class A
Silver         President        Senior Managing       3,047.685
                                Director of Putnam
                                Investments, Inc.
                                and Putnam
                                Management
John D. Hughes Vice       present  Senior Vice        Class A
               President        President of Putnam   21.408
               and              Investment
               Treasurer        Management
Beverly Marcus Clerk and        N/A
               Assistant                              0.000
               Treasurer
John R. Verani Vice       present: Senior Vice        0.000
               President        President of Putnam
                                Management, Inc. and
                                Putnam Investment
                                Management
William J.     Vice       present: Managing Director  Class A
Curtin         President        of Putnam             2,455.978
                                Investments, Inc.
                                and Putnam
                                Investment
                                Management
Ian C.         Vice       present: Senior Managing    0.000
Ferguson       President        Director of Putnam
                                Investment, Inc. and
                                Putnam Investment
                                Management
Edward H.      Vice       present: Managing Director
D'Alelio       President        of Investment         0.000
                                Management Company
Rosemary H.    Vice       present: Senior Vice        0.000
Thomsen        President        President of
                                Investment
                                Management Company
                                Senior Vice
                                President Putnam
                                Fiduciary Trust
                                Company
Jennifer E.    Vice       present: Managing Director  0.000
Leichter       President        of Putnam Investment
                                Management Company
Robert M.      Vice       present: Managing Director  0.000
Paine          President        of Putnam Investment
                                Management Company
Mary A. Eaton  Associate  N/A                         Class A
               Treasurer                              3,212.47
               and                                    2
               Assistant
               Clerk








(2) Employees of the Fund
          The Fund does not have any employees.
(I)  Description of Business and Outline of Operation
          The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, Inc., the Fund's investment management company, to render investment management services and Putnam Fiduciary Trust Company, to keep the assets of the Fund in custody and to act as the Investor Servicing Agent.
(J)  Miscellaneous
     (1)  Changes of Trustees and Officers
              Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.
     (2) Amendment to the Agreement and Declaration of Trust Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.
     (3)  Litigation and Other Significant Events
              No litigation which has or which would have a material adverse effect on the Fund has occurred which is required to be disclosed and has not been disclosed. The fiscal year end of the Fund is November 30. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2.   Putnam Investment Management, Inc. (Investment Management
     Company)
 (A) Law of Place of Incorporation
     Putnam is incorporated under the General Corporation Law of The Commonwealth of Massachusetts, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.
     Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.
(B)  Outline of the Supervisory Authority
     Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.
(C)  Purpose of the Company
     Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.
(D)  History of the Company
     Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk Investment Management Company has been managing mutual funds since 1937.
     Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with over $276.16 billion in assets in over 10 million shareholder accounts at the end of July, 1998. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.
     Putnam Investment Management Inc., Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is located at One Post Office Square, Boston, Massachusetts 02109 and except for a minority stake owned by employees, is owned by of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.
(E)  Amount of Capital Stock  (as of the end of August, 1998)
     1.   Amount of Capital (issued capital stock at par
          value):
          Common Stock 1,000 shares at $1 par value
     2.   Number of authorized shares of capital stock:
          Common Stock 1,000 shares
     3.   Number of outstanding shares of capital stock:
          Common Stock 1,000 shares
     4. Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years):
                                    Amount of Capital
                Year        (Total Stockholders' Equity in
Thousands)
         End of 1993                $49,847,760
         End of 1994                $48,149,491
         End of 1995                $45,521,351
         End of 1996                $45,817,658
         End of 1997                $48,617,160
 (F) Structure of the Management of the Company
     Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.
     Each Fund of Investment Management Company managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's High Yield Securities Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities. The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.
     In selecting portfolio securities for the Fund, Investment Management Company looks for high yield bonds that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield debt securities in the United States. The High Yield Bond Group comprises 17 investment professionals.
(G)  Information Concerning Major Shareholders
     As of the end of August, 1998, all the outstanding shares of capital stock of Investment Management Company were owned by Putnam Investments, Inc. See subsection D above.
(H)  Information Concerning Officers and Employees
     The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management Company. For each named individual, the table lists: (i) any other organizations (excluding other Investment Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:


      List of Officers and Directors of Putnam Investment
                       Management, Inc.
                               (as of the end of August, 1998)
                              Position
                              with Putnam
        Name                  Investment   Other Business
Affiliation
                              Management,
                              Inc.
    1   Putnam, George        Chairman     Director of Putnam
Mutual
                                           Funds Corp.
    2   Lasser, Lawrence J.   President
                              and Director
    3   Silver, Gordon        Director and Director of Putnam
Fiduciary
                              Senior       Trust Company, Senior
                              Managing     Administrative Officer
and
                              Director     Senior Managing
Director of
                                           Putnam Mutual Funds
Corp.
    4   Burke, Robert W.      Senior       Senior Managing
Director of
                              Managing     Putnam Mutual Funds
Corp.
                              Director
    5   Collman, Kathleen M.  Senior       Senior Managing
Director of
                              Managing     Putnam Mutual Funds
Corp.
                              Director
    6   Ferguson, Ian C.      Senior
                              Managing
                              Director
    7   Regan, Anthony W.     Senior
                              Managing
                              Director
    8   Spiegel, Steven       Director and Senior Managing
Director of
                              Senior       Putnam Mutual Funds
Corp.
                              Managing
                              Director
    9   Anderson, Blake E.    Managing
                              Director
    10  Antill, Jennifer      Managing
                              Director
    11  Beck, Robert R.       Managing
                              Director
    12  Bogan, Thomas R.      Managing
                              Director
    13  Browchuk, Brett       Managing
                              Director
    14  Cassaro, Joseph A.    Managing
                              Director
    15  Cotner, C. Beth       Managing
                              Director
    16  Cronin, Kevin M.      Managing     Managing Director of
Putnam
                              Director     Fiduciary Trust Company
    17  Curtin,               Managing
        William J.            Director

    18  D'Alelio, Edward H.   Managing
                              Director
    19  Daly, Kenneth L.      Managing     Managing Director of
Putnam
                              Director     Mutual Funds Corp.
    20  DeTore, John A.       Managing     Managing Director of
Putnam
                              Director     Fiduciary Trust Company
    21  Durgarian, Karnig     Managing     Director and Managing
        H.                    Director     Director of Putnam
Fiduciary
                                           Trust Company
    22  Esteves, Irene M.     Managing     Treasurer of Putnam
                              Director     Fiduciary Trust Company
    23  Gillis, Roland        Managing
                              Director
    24  Haslett, Thomas R.    Managing
                              Director
    25  Hurley, William J.    Managing     Managing Director and
CFO of
                              Director     Putnam Mutual Funds
Corp.
    26  Jacobs, Jerome J.     Managing
                              Director
    27  Joseph, Joseph P.     Managing
                              Director
    28  Kamshad, Omid         Managing
                              Director
    29  King, David L.        Managing     Managing Director of
Putnam
                              Director     Mutual Funds Corp.
    30  Kohli, D. William     Managing
                              Director
    31  Kreisel, Anthony I.   Managing
                              Director
    32  Kuenstner, Deborah    Managing
        F.                    Director
    33  Landes, William J.    Managing
                              Director
    34  Leichter, Jennifer    Managing
                              Director
    35  Maloney, Kevin J.     Managing
                              Director
    36  Martino, Michael      Managing     Managing Director of
Putnam
                              Director     Fiduciary Trust Company
    37  Maxwell, Scott M.     Managing
                              Director
    38  McGue, William F.     Managing
                              Director
    39  McMullen, Carol C.    Managing
                              Director
    40  Miller, Daniel L.     Managing
                              Director
    41  Morgan Jr., John J.   Managing     Managing Director of
Putnam
                              Director     Fiduciary Trust Company

    42  O'Donnell Jr., C.     Managing
        Patrick               Director
    43  Peacher, Stephen C.   Managing
                              Director
    44  Porter, Charles E.    Managing
                              Director
    45  Reilly, Thomas V.     Managing
                              Director
    46  Schultz, Mitchell     Managing     Managing Director of
Putnam
        D.                    Director     Mutual Funds Corp.
    47  Scott, Justin M.      Managing     Managing Director of
Putnam
                              Director     Fiduciary Trust Company
    48  Shadek Jr., Edward    Managing     Managing Director of
Putnam
        T.                    Director     Fiduciary Trust Company
    49  Starr, Loren          Managing     Managing Director of
Putnam
                              Director     Mutual Funds Corp.
    50  Swift, Robert         Managing
                              Director
    51  Talanian, John C.     Managing     Managing Director of
Putnam
                              Director     Mutual Funds Corp.
    52  Tibbetts, Richard     Managing     Managing Director of
Putnam
        B.                    Director     Mutual Funds Corp.
    53  Waldman, David L.     Managing
                              Director and
                              Chief
                              Financial
                              Officer
    54  Wetlaufer, Eric       Managing     Managing Director of
Putnam
                              Director     Mutual Funds Corp.
    55  Woolverton, William   Managing     Managing Director of
Putnam
        H.                    Director     Mutual Funds Corp.
    56  Zieff, William E.     Managing
                              Director
    57  Arends, Michael K.    Senior Vice  Senior Vice President
of
                              President    Putnam Mutual Funds
Corp.
    58  Asher, Steven E.      Senior Vice  Senior Vice President
of
                              President    Putnam Mutual Funds
Corp.
                                           and Senior Vice
President of
                                           Putnam Fiduciary Trust
                                           Company
    59  Atkin, Michael J.     Senior Vice
                              President
    60  Attridge, Gail S.     Senior Vice  Senior Vice President
of
                              President    Putnam Fiduciary Trust
                                           Company
    61  Augustine, Jeffrey    Senior Vice
        B.                    President
    62  Bakshi, Manjit S.     Senior Vice
                              President
    63  Bamford, Dolores      Senior Vice
        Snyder                President
    64  Baumbach, Robert K.   Senior Vice
                              President
    65  Berka, Sharon A.      Senior Vice  Senior Vice President
of
                              President    Putnam Mutual Funds
Corp.
    66  Boselli, John A.      Senior Vice
                              President
    67  Bousa, Edward P.      Senior Vice
                              President
    68  Bresnahan, Leslee     Senior Vice  Senior Vice President
of
        R.                    President    Putnam Mutual Funds
Corp.
    69  Burke, Andrea         Senior Vice
                              President
    70  Burns, Cheryl A.      Senior Vice
                              President
    71  Byrne, Joshua L.      Senior Vice
                              President
    72  Callahan, Ellen S.    Senior Vice
                              President
    73  Carlson, David G.     Senior Vice
                              President
    74  Chrostowski, Louis    Senior Vice  Senior Vice President
of
        F.                    President    Putnam Mutual Funds
Corp.
    75  Curran, Peter J.      Senior Vice  Senior Vice President
of
                              President    Putnam Mutual Funds
Corp.
    76  Dalferro, John R.     Senior Vice
                              President
    77  Danoff, Ami K.        Senior Vice
                              President
    78  Derbyshire, Ralph     Senior Vice  Senior Vice President
of
        C.                    President    Putnam Fiduciary Trust
                                           Company
    79  England, Richard B.   Senior Vice
                              President
    80  Eurkus, David J.      Senior Vice
                              President
    81  Farrell, Deborah S.   Senior Vice  Senior Vice President
of
                              President    Putnam Mutual Funds
Corp.
    82  Finch, Ted            Senior Vice
                              President
    83  Fitzgerald, Michael   Senior Vice
        T.                    President
    84  Flaherty, Patricia    Senior Vice  Senior Vice President
of
        C.                    President    Putnam Mutual Funds
Corp.
    85  Fontana, Forrest N.   Senior Vice
                              President
    86  Francis, Jonathan     Senior Vice
        H.                    President
    87  Frucci, Richard M.    Senior Vice  Senior Vice President
of
                              President    Putnam Fiduciary Trust
                                           Company
    88  Fullerton, Brian J.   Senior Vice  Senior Vice President
of
                              President    Putnam Mutual Funds
Corp.
    89  Grant, Peter J.       Senior Vice  Senior Vice President
of
                              President    Putnam Fiduciary Trust
                                           Company
    90  Graviere, Patrice     Senior Vice
                              President
    91  Grim, Daniel J.       Senior Vice
                              President
    92  Haagensen, Paul E.    Senior Vice
                              President
    93  Hadden, Peter J.      Senior Vice
                              President
    94  Halperin, Matthew     Senior Vice
        C.                    President
    95  Healey, Deborah R.    Senior Vice
                              President
    96  Holding, Pamela       Senior Vice
                              President
    97  Hotchkiss, Michael    Senior Vice
        F.                    President
    98  Kay, Karen R.         Senior Vice  Clerk, Director and
Senior
                              President    Vice President of
Putnam
                                           Fiduciary Trust Company
and
                                           Senior Vice President
of
                                           Putnam Mutual Funds
Corp.
    99  Kirson, Steven L.     Senior Vice
                              President
    100 Knight, Jeffrey L.    Senior Vice
                              President
    101 Kobylarz, Jeffrey     Senior Vice
        J.                    President
    102 Koontz, Jill A.       Senior Vice  Senior Vice President
of
                              President    Putnam Mutual Funds
Corp.
    103 Korn, Karen R.        Senior Vice
                              President
    104 Lannum III, Coleman   Senior Vice
        N.                    President
    105 Lindsey, Jeffrey R.   Senior Vice
                              President
    106 Lomba, Rufino R.      Senior Vice  Senior Vice President
of
                              President    Putnam Mutual Funds
Corp.
    107 Lukens, James W.      Senior Vice
                              President
    108 MacElwee, Elizabeth   Senior Vice
        M.                    President
    109 Madore, Robert A.     Senior Vice  Senior Vice President
of
                              President    Putnam Fiduciary Trust
                                           Company
    110 Malloy, Julie M.      Senior Vice
                              President
    111 Marrkand, Paul E.     Senior Vice
                              President
    112 Matteis, Andrew S.    Senior Vice
                              President
    113 McDonald, Richard     Senior Vice
        E.                    President
    114 Meehan, Thalia        Senior Vice
                              President
    115 Mehta, Sandeep        Senior Vice
                              President
    116 Mikami, Darryl K.     Senior Vice
                              President
    117 Miller, William H.    Senior Vice
                              President
    118 Minn, Seung H.        Senior Vice
                              President
    119 Mockard, Jeanne L.    Senior Vice
                              President
    120 Morgan, Kelly A.     Senior Vice
                             President
    121 Mufson, Michael J.   Senior Vice
                             President
    122 Mullen, Donald E.    Senior Vice    Senior Vice President
of
                             President      Putnam Mutual Funds
Corp.

    123 Mullin, Hugh H.      Senior Vice
                             President
    124 Netols, Jeffrey W.   Senior Vice    Senior Vice President
of
                             President      Putnam Fiduciary Trust
                                            Company
    125 Oler, Stephen S.     Senior Vice
                             President
    126 Paine, Robert M.     Senior Vice
                             President
    127 Parker, Margery C.   Senior Vice
                             President
    128 Perry, William       Senior Vice
                             President
    129 Peters, Carmel       Senior Vice
                             President
    130 Plapinger, Keith     Senior Vice    Senior Vice President
of
                             President      Putnam Mutual Funds
Corp.
    131 Pohl, Charles G.     Senior Vice
                             President
    132 Polland, Mark D.     Senior Vice
                             President
    133 Prusko, James M.     Senior Vice    Senior Vice President
of
                             President      Putnam Fiduciary Trust
                                            Company
    134 Quistberg, Paul T.   Senior Vice
                             President
    135 Ray, Christopher A.  Senior Vice
                             President
    136 Reeves, William H.   Senior Vice
                             President
    137 Rosalanko, Thomas    Senior Vice
        J.                   President
    138 Ruys de Perez,       Senior Vice    Senior Vice President
of
        Charles A.           President      Putnam Fiduciary Trust
                                            Company and Senior
Vice
                                            President of Putnam
Mutual
                                            Funds Corp.
    139 Santos, David J.     Senior Vice    Senior Vice President
of
                             President      Putnam Fiduciary Trust
                                            Company
    140 Santosus, Anthony    Senior Vice
        C.                   President
    141 Schwister, Jay E.    Senior Vice    Senior Vice President
of
                             President      Putnam Fiduciary Trust
                                            Company
    142 Scordato, Christine  Senior Vice    Senior Vice President
of
        A.                   President      Putnam Mutual Funds
Corp.
    143 Senter, Max S.       Senior Vice
                             President
    144 Simon, Sheldon N.    Senior Vice
                             President
    145 Simozar, Saied       Senior Vice
                             President
    146 Smith Jr., Leo J.    Senior Vice
                             President
    147 Smith, Margaret D.   Senior Vice
                             President
    148 Spatz, Erin J.       Senior Vice
                             President
    149 Stack, Michael P.    Senior Vice    Senior Vice President
of
                             President      Putnam Mutual Funds
Corp.
    150 Stairs, George W.    Senior Vice
                             President
    151 Strumpf, Casey       Senior Vice    Senior Vice President
of
                             President      Putnam Mutual Funds
Corp.
    152 Sullivan, Roger R.   Senior Vice
                             President
    153 Svensson, Lisa H.    Senior Vice
                             President
    154 Swanberg, Charles    Senior Vice
        H.                   President
    155 Thomas, David K.     Senior Vice
                             President
    156 Thomsen, Rosemary    Senior Vice    Senior Vice President
of
        H.                   President      Putnam Fiduciary Trust
                                            Company
    157 Troped, Bonnie L.    Senior Vice    Senior Vice President
of
                             President      Putnam Mutual Funds
Corp.
    158 Turner, Virginia M.  Senior Vice
                             President
    159 Verani, John R.      Senior Vice    Senior Vice President
of
                             President      Putnam Fiduciary Trust
                                            Company and Senior
Vice
                                            President of Putnam
Mutal
                                            Funds Corp.
    160 Walsh, Francis P.    Senior Vice
                             President
    161 Warren, Paul C.      Senior Vice
                             President
    162 Weinstein, Michael   Senior Vice
        R.                   President
    163 Weiss, Manuel        Senior Vice
                             President
    164 Whalen, Edward F.    Senior Vice    Senior Vice President
of
                             President      Putnam Mutual Funds
Corp.
    165 Wheeler, Diane D.F.  Senior Vice
                             President
    166 Wyke, Richard P.     Senior Vice
                             President
    167 Yogg, Michael R.     Senior Vice
                             President
    168 Zukowski, Gerald S.  Senior Vice
                             President

Officers and Directors List
(I) Summary of Business Lines and Business Operation Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of August, 1998, Investment Management Company managed, advised, and/or administered the following 112 funds and fund portfolios (having an aggregate net asset value of approximately $243.05 billion):


                                                       (As
                                                        of
                                                       the
                                                       end
                                                        of
                                                     Augus
                                                         t
                                                     1998)
              Name            Month/D Princip Total   Net
                              ate/Yea    al    Net   Asset
                                 r    Charact Asset  Value
                              Establi eristic Value   per
                               shed      s      ($   share
                                              millio  ($)
                                                n)

1  The George Putnam Fund of   11/5/37 Open/Eq  3,118. 17.08
  Boston; A                           uity         48
2  The George Putnam Fund of   4/24/92 Open/Eq  1,211. 16.97
  Boston; B                           uity         25
3  The George Putnam Fund of   12/1/94 Open/Eq  254.65 16.96
  Boston; M                           uity
4  The George Putnam Fund of   1/1/94  Open/Eq  429.43 17.10
  Boston; Y                           uity
5  Putnam Arizona Tax Exempt   1/30/91 Open/Bo  118.83  9.36
  Income Fund; A                      nd
6  Putnam Arizona Tax Exempt   7/15/93 Open/Bo   32.35  9.35
  Income Fund; B                      nd
7  Putnam Arizona Tax Exempt   7/3/95  Open/Bo    0.53  9.38
  Income Fund; M                      nd
8  Putnam American Government  3/1/85  Open/Bo  1,465.  8.95
  Income Fund; A                      nd           01
9  Putnam American Government  5/20/94 Open/Bo   65.41  8.92
  Income Fund; B                      nd
10 Putnam American Government  2/14/95 Open/Bo    3.08  8.97
  Income Fund; M                      nd
11 Putnam Asia Pacific Growth  2/20/91 Open/Eq  300.54  8.90
  Fund; A                             uity
12 Putnam Asia Pacific Growth  6/1/93  Open/Eq  102.89  8.75
  Fund; B                             uity
13 Putnam Asia Pacific Growth  2/1/95  Open/Eq    5.54  8.84
  Fund; M                             uity
14 Putnam Asia Pacific Fund II 3/23/98 Open/Eq    1.31  5.23
                                     uity
15 Putnam Asset Allocation:    2/7/94  Open/Ba  827.71 10.47
  Balanced Portfolio; A               lanced
16 Putnam Asset Allocation:    2/11/94 Open/Ba  470.16 10.40
  Balanced Portfolio; B               lanced
17 Putnam Asset Allocation:    9/1/94  Open/Ba   91.04 10.35
  Balanced Portfolio; C               lanced
18 Putnam Asset Allocation:    2/6/95  Open/Ba   53.49 10.45
  Balanced Portfolio; M               lanced
19 Putnam Asset Allocation:    7/14/94 Open/Ba  214.98 10.48
  Balanced Portfolio; Y               lanced
20 Putnam Asset Allocation :   2/7/94  Open/Ba  362.87  9.78
  Conservative Portfolio; A           lanced
21 Putnam Asset Allocation :   2/18/94 Open/Ba  158.60  9.74
  Conservative Portfolio; B           lanced
22 Putnam Asset Allocation :   9/1/94  Open/Ba   38.89  9.71
  Conservative Portfolio; C           lanced
23 Putnam Asset Allocation :   2/7/95  Open/Ba   18.20  9.74
  Conservative Portfolio; M           lanced
24 Putnam Asset Allocation :   7/14/94 Open/Ba   26.65  9.79
  Conservative Portfolio; Y           lanced
25 Putnam Asset Allocation:    2/8/94  Open/Ba  582.14 11.41
  Growth Portfolio; A                 lanced
26 Putnam Asset Allocation:    2/16/94 Open/Ba  372.41 11.26
  Growth Portfolio; B                 lanced
27 Putnam Asset Allocation:    9/1/94  Open/Ba   86.43 11.17
  Growth Portfolio; C                 lanced
28 Putnam Asset Allocation:    2/1/95  Open/Ba   46.91 11.27
  Growth Portfolio; M                 lanced
29 Putnam Asset Allocation:    7/14/94 Open/Ba  198.06 11.49
  Growth Portfolio; Y                 lanced
30 Putnam Balanced Retirement  4/19/85 Open/Ba  605.07 10.33
  Fund; A                             lanced
31 Putnam Balanced Retirement  2/1/94  Open/Ba  130.99 10.25
  Fund; B                             lanced
32 Putnam Balanced Retirement  3/17/95 Open/Ba   10.73 10.29
  Fund; M                             lanced
33 Putnam California Tax       4/29/83 Open/Bo  3,051.  8.82
  Exempt Income Fund; A               nd           33
34 Putnam California Tax       1/4/93  Open/Bo  629.63  8.81
  Exempt Income Fund; B               nd
35 Putnam California Tax       2/14/95 Open/Bo   14.71  8.81
  Exempt Income Fund; M               nd
36 Putnam VT George Putnam     4/30/98 Open/Eq   37.64  9.10
  Fund; A                             uity
37 Putnam VT George Putnam     4/30/98 Open/Eq    0.03  9.10
  Fund; B                             uity
38 Putnam VT Asia Pacific      5/1/95  Open/Eq   79.87  7.04
  Growth Fund; A                      uity
39 Putnam VT Asia Pacific      4/30/98 Open/Eq    0.02  7.04
  Growth Fund; B                      uity
40 Putnam VT Diversified       9/15/93 Open/Bo  637.80 10.27
  Income Fund; A                      nd
41 Putnam VT Diversified       4/6/98  Open/Bo    0.09 10.26
  Income Fund; B                      nd
42 Putnam VT Global Growth     5/1/90  Open/Eq  1,634. 16.34
  Fund; A                             uity         90
43 Putnam VT Global Growth     4/30/98 Open/Eq    0.06 16.34
  Fund; B                             uity
44 Putnam VT  Global Asset     2/1/88  Open/Ba  905.13 16.19
  Allocation Fund; A                  lanced
45 Putnam VT  Global Asset     4/30/98 Open/Ba    0.07 16.19
  Allocation Fund; B                  lanced
46 Putnam VT Growth and Income 2/1/88  Open/Ba  8,028. 23.18
  Fund; A                             lanced       84
47 Putnam VT Growth and Income 4/6/98  Open/Ba    0.25 23.17
  Fund; B                             lanced
48 Putnam VT Health and        4/30/98 Open/Eq   56.39  8.50
  Sciences  Fund; A                   uity
49 Putnam VT Health and        4/30/98 Open/Eq    0.03  8.50
  Sciences  Fund; B                   uity
50 Putnam VT High Yield Fund;  2/1/88  Open/Bo  1,031. 11.84
  A                                   nd           04
51 Putnam VT High Yield Fund;  4/30/98 Open/Bo    0.19 11.84
  B                                   nd
52 Putnam VT Money Market      2/1/88  Open/Bo  609.08  1.00
  Fund; A                             nd
53 Putnam VT Money Market      4/30/98 Open/Bo    0.37  1.00
  Fund; B                             nd
54 Putnam VT New Opportunities 5/2/94  Open/Eq  2,540. 18.89
  Fund; A                             uity         28
55 Putnam VT New Opportunities 4/30/98 Open/Eq    0.03 18.89
  Fund; B                             uity
56 Putnam VT OTC & Emerging    4/30/98 Open/Eq   10.75  7.41
  Growth Fund; A                      uity
57 Putnam VT OTC & Emerging    4/30/98 Open/Eq    0.03  7.41
  Growth Fund; B                      uity
58 Putnam VT U.S. Government   2/1/88  Open/Bo  876.94 13.33
  and High Quality Bond Fund;         nd
  A
59 Putnam VT U.S. Government   4/30/98 Open/Bo    0.19 13.33
  and High Quality Bond Fund;         nd
  B
60 Putnam VT Utilities Growth  5/1/92  Open/Ba  827.23 15.43
  and Income Fund; A                  lanced
61 Putnam VT Utilities Growth  4/30/98 Open/Ba    0.06 15.43
  and Income Fund; B                  lanced
62 Putnam VT Voyager Fund; A   2/1/88  Open/Eq  4,265. 33.40
                                     uity         30
63 Putnam VT Voyager Fund; B   4/30/98 Open/Eq    0.42 33.69
                                     uity
64 Putnam Capital Appreciation 8/5/93  Open/Eq  1,286. 18.56
  Fund; A                             uity         99
65 Putnam Capital Appreciation 11/2/94 Open/Eq  1,445. 18.30
  Fund; B                             uity         73
66 Putnam Capital Appreciation 1/22/96 Open/Eq   97.91 18.34
  Fund; M                             uity
67 Putnam Convertible Income-  6/29/72 Open/Ba  1,013. 19.22
  Growth Trust; A                     lanced       98
68 Putnam Convertible Income-  7/15/93 Open/Ba  277.73 19.00
  Growth Trust; B                     lanced
69 Putnam Convertible Income-  3/13/95 Open/Ba   16.91 19.08
  Growth Trust; M                     lanced
70 Putnam Diversified Equity   7/1/94  Open/Eq  245.96 11.91
  Trust; A                            uity
71 Putnam Diversified Equity   7/2/94  Open/Eq  311.75 11.77
  Trust; B                            uity
72 Putnam Diversified Equity   7/3/95  Open/Eq   24.42 11.82
  Trust; M                            uity
73 Putnam Diversified Income   10/3/88 Open/Bo  1,901. 11.60
  Trust; A                            nd           09
74 Putnam Diversified Income   3/1/93  Open/Bo  2,172. 11.55
  Trust; B                            nd           73
75 Putnam Diversified Income   12/1/94 Open/Bo  986.57 11.56
  Trust; M                            nd
76 Putnam Diversified Income   7/11/96 Open/Bo   19.22 11.60
  Trust ; Y                           nd
77 Putnam Equity Income Fund;  6/15/77 Open/Ba  940.38 14.46
  A                                   lanced
78 Putnam Equity Income Fund;  9/13/93 Open/Ba  531.81 14.36
  B                                   lanced
79 Putnam Equity Income Fund;  12/2/94 Open/Ba   50.10 14.38
  M                                   lanced
80 Putnam Europe Growth Fund;  9/7/90  Open/Eq  759.50 20.46
  A                                   uity
81 Putnam Europe Growth Fund;  2/1/94  Open/Eq  637.88 19.95
  B                                   uity
82 Putnam Europe Growth Fund;  12/1/94 Open/Eq  163.57 20.31
  M                                   uity
83 Putnam Florida Tax Exempt   8/24/90 Open/Bo  238.13  9.51
  Income Fund; A                      nd
84 Putnam Florida Tax Exempt   1/4/93  Open/Bo   73.44  9.51
  Income Fund; B                      nd
85 Putnam Florida Tax Exempt   5/1/95  Open/Bo    1.35  9.50
  Income Fund; M                      nd
86 Putnam High Quality Bond    6/2/86  Open/Bo  337.25 10.20
  Fund; A                             nd
87 Putnam High Quality Bond    6/6/94  Open/Bo   22.99 10.16
  Fund; B                             nd
88 Putnam High Quality Bond    4/12/95 Open/Bo    1.39 10.20
  Fund; M                             nd
89 Putnam Global Governmental  6/1/87  Open/Bo  236.16 11.84
  Income Trust; A                     nd
90 Putnam Global Governmental  2/1/94  Open/Bo   32.63 11.81
  Income Trust; B                     nd
91 Putnam Global Governmental  3/17/95 Open/Bo  218.49 11.79
  Income Trust; M                     nd
92 Putnam Global Growth Fund;  9/1/67  Open/Eq  2,724. 10.37
  A                                   uity         37
93 Putnam Global Growth Fund;  4/27/92 Open/Eq  1,660.  9.99
  B                                   uity         93
94 Putnam Global Growth Fund;  3/1/95  Open/Eq   46.73 10.28
  M                                   uity
95 Putnam Global Growth Fund;  6/15/94 Open/Eq   58.62 10.54
  Y                                   uity
96 Putnam  Growth Fund         4/30/98 Open/Eq    1.72  7.21
                                     uity
97 Putnam Growth and Income    1/5/95  Open/Ba  1,040. 12.38
  Fund II; A                          lanced       83
98 Putnam Growth and Income    1/5/95  Open/Ba  1,242. 12.28
  Fund II; B                          lanced       85
99 Putnam Growth and Income    1/5/95  Open/Ba  143.18 12.32
  Fund II; M                          lanced
10 The Putnam Fund for Growth  11/6/57 Open/Ba  16,509 17.93
0  and Income; A                       lanced      .96
10 The Putnam Fund for Growth  4/27/92 Open/Ba  13,893 17.70
1  and Income; B                       lanced      .32
10 The Putnam Fund for Growth  5/1/95  Open/Ba  369.26 17.82
2  and Income; M                       lanced
10 The Putnam Fund for Growth  6/15/94 Open/Ba  740.10 17.96
3  and Income; Y                       lanced
10 Putnam High Yield Advantage 3/25/86 Open/Bo  1,327.  8.76
4  Fund; A                             nd           67
10 Putnam High Yield Advantage 5/16/94 Open/Bo  1,129.  8.72
5  Fund; B                             nd           20
10 Putnam High Yield Advantage 12/1/94 Open/Bo  1,123.  8.75
6  Fund; M                             nd           74
10 Putnam High Yield Trust; A  2/14/78 Open/Bo  2,822. 11.47
7                                     nd           42
10 Putnam High Yield Trust; B  3/1/93  Open/Bo  1,009. 11.42
8                                     nd           47
10 Putnam High Yield Trust; M  7/3/95  Open/Bo   19.32 11.46
9                                     nd
11 Putnam Health Sciences      5/28/82 Open/Eq  2,239. 53.50
0  Trust; A                            uity         96
11 Putnam Health Sciences      3/1/93  Open/Eq  1,294. 51.74
1  Trust; B                            uity         61
11 Putnam Health Sciences      7/3/95  Open/Eq   56.48 52.87
2  Trust; M                            uity
11 Putnam Income Fund; A       11/1/54 Open/Bo  1,413.  6.93
3                                     nd           33
11 Putnam Income Fund; B       3/1/93  Open/Bo  474.34  6.89
4                                     nd
11 Putnam Income Fund; M       12/14/9 Open/Bo  1,033.  6.90
5                                4    nd           06
11 Putnam Income Fund; Y       2/12/94 Open/Bo  241.64  6.94
6                                     nd
11 Putnam Intermediate U.S.    2/16/93 Open/Bo  189.10  4.99
7  Government Income Fund; A           nd
11 Putnam Intermediate U.S.    2/16/93 Open/Bo  107.33  4.99
8  Government Income Fund; B           nd
11 Putnam Intermediate U.S.    4/3/95  Open/Bo    7.80  5.00
9  Government Income Fund; M           nd
12 Putnam Intermediate U.S.    10/1/97 Open/Bo  112.20  4.99
0  Government Income Fund; Y           nd
12 Putnam International New    1/3/95  Open/Eq  675.06 11.38
1  Opportunities Fund; A               uity
12 Putnam International New    7/21/95 Open/Eq  864.21 11.17
2  Opportunities Fund; B               uity
12 Putnam International New    7/21/95 Open/Eq   68.67 11.25
3  Opportunities Fund; M               uity
12 Putnam Investors Fund; A    12/1/25 Open/Eq  2,773. 11.39
4                                     uity         42
12 Putnam Investors Fund; B    3/1/93  Open/Eq  916.80 10.96
5                                     uity
12 Putnam Investors Fund; M    12/2/94 Open/Eq   77.51 11.22
6                                     uity
12 Putnam Investors Fund; Y    11/30/9 Open/Eq  172.71 11.41
7                                6    uity
12 Putnam Latin America Fund   3/23/98 Open/Eq    1.13  4.46
8                                     uity
12 Putnam Massachusetts Tax    10/23/8 Open/Bo  299.26  9.66
9  Exempt Income Fund; A          9    nd
13 Putnam Massachusetts Tax    7/15/93 Open/Bo  111.36  9.65
0  Exempt Income Fund; B               nd
13 Putnam Massachusetts Tax    5/12/95 Open/Bo    2.57  9.65
1  Exempt Income Fund; M               nd
13 Putnam Michigan Tax Exempt  10/23/8 Open/Bo  147.69  9.38
2  Income Fund; A                 9    nd
13 Putnam Michigan Tax Exempt  7/15/93 Open/Bo   42.56  9.37
3  Income Fund; B                      nd
13 Putnam Michigan Tax Exempt  4/17/95 Open/Bo    1.94  9.38
4  Income Fund; M                      nd
13 Putnam Minnesota Tax Exempt 10/23/8 Open/Bo  102.81  9.24
5  Income Fund; A                 9    nd
13 Putnam Minnesota Tax Exempt 7/15/93 Open/Bo   45.06  9.21
6  Income Fund; B                      nd
13 Putnam Minnesota Tax Exempt 4/3/95  Open/Bo    1.45  9.24
7  Income Fund; M                      nd
13 Putnam Money Market Fund; A 10/1/76 Open/Bo  2,537.  1.00
8                                     nd           09
13 Putnam Money Market Fund; B 4/27/92 Open/Bo  665.93  1.00
9                                     nd
14 Putnam Money Market Fund; M 12/8/94 Open/Bo   91.80  1.00
0                                     nd
14 Putnam Municipal Income     5/22/89 Open/Bo  830.40  9.35
1  Fund; A                             nd
14 Putnam Municipal Income     1/4/93  Open/Bo  498.67  9.34
2  Fund; B                             nd
14 Putnam Municipal Income     12/1/94 Open/Bo   15.04  9.35
3  Fund; M                             nd
14 Putnam New Jersey Tax       2/20/90 Open/Bo  218.53  9.36
4  Exempt Income Fund; A               nd
14 Putnam New Jersey Tax       1/4/93  Open/Bo   98.00  9.35
5  Exempt Income Fund; B               nd
14 Putnam New Jersey Tax       5/1/95  Open/Bo    0.75  9.36
6  Exempt Income Fund; M               nd
14 Putnam New York Tax Exempt  9/2/83  Open/Bo  1,649.  9.06
7  Income Fund; A                      nd           52
14 Putnam New York Tax Exempt  1/4/93  Open/Bo  228.98  9.04
8  Income Fund; B                      nd
14 Putnam New York Tax Exempt  4/10/95 Open/Bo    2.29  9.06
9  Income Fund; M                      nd
15 Putnam New York Tax Exempt  11/7/90 Open/Bo  167.04  9.24
0  Opportunities Fund; A               nd
15 Putnam New York Tax Exempt  2/1/94  Open/Bo   67.20  9.23
1  Opportunities Fund; B               nd
15 Putnam New York Tax Exempt  2/10/95 Open/Bo    2.42  9.23
2  Opportunities Fund; M               nd
15 Putnam Global Natural       7/24/80 Open/Eq  158.25 15.28
3  Resources Fund; A                   uity
15 Putnam Global Natural       2/1/94  Open/Eq  107.56 15.00
4  Resources Fund; B                   uity
15 Putnam Global Natural       7/3/95  Open/Eq    5.95 15.15
5  Resources Fund; M                   uity
15 Putnam New Opportunities    8/31/90 Open/Eq  7,793. 43.82
6  Fund; A                             uity         26
15 Putnam New Opportunities    3/1/93  Open/Eq  5,960. 42.05
7  Fund; B                             uity         22
15 Putnam New Opportunities    12/1/94 Open/Eq  336.80 43.00
8  Fund; M                             uity
15 Putnam New Opportunities    7/19/94 Open/Eq  373.52 44.30
9  Fund; Y                             uity
16 Putnam Ohio Tax Exempt      10/23/8 Open/Bo  185.39  9.27
0  Income Fund; A                 9    nd
16 Putnam Ohio Tax Exempt      7/15/93 Open/Bo   54.54  9.26
1  Income Fund; B                      nd
16 Putnam Ohio Tax Exempt      4/3/95  Open/Bo    2.56  9.27
2  Income Fund; M                      nd
16 Putnam OTC & Emerging       11/1/82 Open/Eq  1,838. 12.89
3  Growth Fund; A                      uity         65
16 Putnam OTC & Emerging       7/15/93 Open/Eq  911.00 12.33
4  Growth Fund; B                      uity
16 Putnam OTC & Emerging       12/2/94 Open/Eq  174.79 12.62
5  Growth Fund; M                      uity
16 Putnam OTC & Emerging       7/12/96 Open/Eq   73.24 12.98
6  Growth Fund; Y                      uity
16 Putnam International Growth 2/28/91 Open/Eq  1,746. 17.41
7  Fund; A                             uity         32
16 Putnam International Growth 6/1/94  Open/Eq  1,180. 17.07
8  Fund; B                             uity         28
16 Putnam International Growth 12/1/94 Open/Eq  131.40 17.26
9  Fund; M                             uity
17 Putnam International Growth 7/12/96 Open/Eq  132.60 17.46
0  Fund; Y                             uity
17 Putnam Pennsylvania Tax     7/21/89 Open/Bo  187.88  9.46
1  Exempt Income Fund; A               nd
17 Putnam Pennsylvania Tax     7/15/93 Open/Bo   93.05  9.45
2  Exempt Income Fund; B               nd
17 Putnam Pennsylvania Tax     7/3/95  Open/Bo    2.25  9.46
3  Exempt Income Fund; M               nd
17 Putnam Preferred Income     1/4/84  Open/Bo  127.17  9.20
4  Fund; A                             nd
17 Putnam Preferred Income     4/20/95 Open/Bo   12.20  9.18
5  Fund; M                             nd
17 Putnam Tax - Free Income    9/20/93 Open/Bo  970.98 14.69
6  Trust                               nd
  Tax - Free High Yield Fund;
  A
17 Putnam Tax - Free Income    9/9/85  Open/Bo  1,036. 14.70
7  Trust                               nd           43
  Tax - Free High Yield Fund
  B
17 Putnam Tax - Free Income    12/29/9 Open/Bo   18.58 14.69
8  Trust                          4    nd
  Tax - Free High Yield Fund
  M
17 Putnam Tax - Free Income    9/30/93 Open/Bo  234.94 15.57
9  Trust                               nd
  Tax - Free Insured Fund; A
18 Putnam Tax - Free Income    9/9/85  Open/Bo  342.41 15.59
0  Trust                               nd
  Tax - Free Insured Fund; B
18 Putnam Tax - Free Income    6/1/95  Open/Bo    2.02 15.57
1  Trust                               nd
  Tax - Free Insured Fund; M
18 Putnam Tax Exempt Income    12/31/7 Open/Bo  1,996.  9.26
2  Fund; A                        6    nd           92
18 Putnam Tax Exempt Income    1/4/93  Open/Bo  248.76  9.26
3  Fund; B                             nd
18 Putnam Tax Exempt Income    2/16/95 Open/Bo   10.24  9.28
4  Fund; M                             nd
18 Putnam Tax Exempt Money     10/26/8 Open/Bo   75.68  1.00
5  Market Fund                    7    nd
18 Putnam U.S. Government      2/8/84  Open/Bo  2,097. 13.13
6  Income Trust; A                     nd           40
18 Putnam U.S. Government      4/27/92 Open/Bo  1,278. 13.07
7  Income Trust; B                     nd           42
18 Putnam U.S. Government      2/6/95  Open/Bo  168.91 13.11
8  Income Trust; M                     nd
18 Putnam U.S. Government      4/11/94 Open/Bo    6.65 13.13
9  Income Trust; Y                     nd
19 Putnam Utilities Growth and 11/19/9 Open/Ba  723.26 12.39
0  Income Fund; A                 0    lanced
19 Putnam Utilities Growth and 4/27/92 Open/Ba  637.57 12.31
1  Income Fund; B                      lanced
19 Putnam Utilities Growth and 3/1/95  Open/Ba   10.05 12.36
2  Income Fund; M                      lanced
19 Putnam Value Fund           4/30/98 Open/Eq    1.67  7.03
3                                     uity
19 Putnam Vista Fund; A        6/3/68  Open/Eq  2,609. 10.76
4                                     uity         93
19 Putnam Vista Fund; B        3/1/93  Open/Eq  1,268. 10.28
5                                     uity         10
19 Putnam Vista Fund; M        12/1/94 Open/Eq  102.60 10.54
6                                     uity
19 Putnam Vista Fund; Y        3/28/95 Open/Eq  232.33 10.88
7                                     uity
19 Putnam Voyager Fund II; A   4/14/93 Open/Eq  533.14 17.18
8                                     uity
19 Putnam Voyager Fund II; B   10/2/95 Open/Eq  498.75 16.81
9                                     uity
20 Putnam Voyager Fund II; M   10/2/95 Open/Eq   58.73 16.95
0                                     uity
20 Putnam Voyager Fund; A      4/1/96  Open/Eq  11,355 17.44
1                                     uity        .57
20 Putnam Voyager Fund; B      4/27/92 Open/Eq  5,937. 16.43
2                                     uity         38
20 Putnam Voyager Fund; M      12/1/94 Open/Eq  263.76 17.08
3                                     uity
20 Putnam Voyager Fund; Y      4/1/94  Open/Eq  1,204. 17.69
4                                     uity         74
20 Putnam California           11/27/9 Closed/   72.27 15.69
5  Investment Grade Municipal     2    Bond
  Trust
20 Putnam Convertible          6/29/95 Closed/   88.23 23.80
6  Opportunities and Income            Bond
  Trust
20 Putnam Dividend Income Fund 9/28/89 Closed/  129.00 11.92
7                                     Bond
20 Putnam High Income          7/9/87  Closed/  119.17  8.82
8  Convertible and Bond Fund           Bond
20 Putnam Investment Grade     10/26/8 Closed/  250.08 12.03
9  Municipal Trust;               9    Bond
21 Putnam Investment Grade     11/27/9 Closed/  191.10 14.31
0  Municipal Trust II             2    Bond
21 Putnam Investment Grade     11/29/9 Closed/   54.21 13.53
1  Municipal Trust III            3    Bond
21 Putnam Managed High Yield   6/25/93 Closed/   98.85 13.17
2  Trust                               Bond
21 Putnam Managed Municipal    2/24/89 Closed/  455.16  9.86
3  Income Trust                        Bond
21 Putnam Master Income Trust  12/28/8 Closed/  450.64  8.49
4                                7    Bond
21 Putnam Master Intermediate  4/29/88 Closed/  810.79  8.11
5  Income Trust                        Bond
21 Putnam Municipal            5/28/93 Closed/  230.77 14.28
6  Opportunities Trust                 Bond
21 Putnam New York Investment  11/27/9 Closed/   40.54 14.24
7  Grade Municipal Trust          2    Bond
21 Putnam Premier Income Trust 2/29/88 Closed/  1,139.  8.13
8                                     Bond         67
21 Putnam Tax - Free Heath     6/29/92 Closed/  207.18 15.01
9  Care Fund                           Bond
22 Putnam Growth               10/2/95 Open/Eq  262.56 14.13
0  Opportunities; A                    uity
22 Putnam Growth               8/1/97  Open/Eq  278.78 14.02
1  Opportunities; B                    uity
22 Putnam Growth               8/1/97  Open/Eq   22.56 14.06
2  Opportunities; M                    uity
22 Putnam Strategic Income     2/19/95 Open/Bo   67.44  7.87
3  Fund; A                             nd
22 Putnam Strategic Income     2/19/96 Open/Bo  100.14  7.88
4  Fund; B                             nd
22 Putnam Strategic Income     2/19/96 Open/Bo    9.15  7.87
5  Fund; M                             nd
22 Putnam High Yield Total     1/1/97  Open/Bo   38.39  7.69
6  Return Fund; A                      nd
22 Putnam High Yield Total     1/1/97  Open/Bo   44.75  7.59
7  Return Fund; B                      nd
22 Putnam High Yield Total     1/1/97  Open/Bo    3.17  7.60
8  Return Fund; M                      nd
22 Putnam VT International     1/1/97  Open/Ba  263.39 11.22
9  Growth and Income; A                lanced
23 Putnam VT International     4/6/98  Open/Ba    0.09 11.22
0  Growth and Income; B                lanced
23 Putnam VT International New 1/1/97  Open/Eq  117.74 10.15
1  Opportunities Fund; A               uity
23 Putnam VT International New 4/30/98 Open/Eq    0.02 10.15
2  Opportunities Fund; B               uity
23 Putnam VT International     1/1/97  Open/Eq  252.48 11.93
3  Growth Fund; A                      uity
23 Putnam VT International     4/30/98 Open/Eq    0.04 11.93
4  Growth Fund; B                      uity
23 Putnam VT Investors  Fund;  4/30/98 Open/Eq   80.97  8.78
5  A                                   uity
23 Putnam VT Investors  Fund;  4/30/98 Open/Eq    0.05  8.78
6  B                                   uity
23 Putnam Balanced Fund        10/2/95 Open/Ba    2.97 11.25
7                                     lanced
23 Putnam Emerging Markets     10/2/95 Open/Eq   29.27  5.81
8  Fund; A                             uity
23 Putnam Emerging Markets     10/2/95 Open/Eq   21.83  5.74
9  Fund; B                             uity
24 Putnam Emerging Markets     10/2/95 Open/Eq    2.00  5.76
0  Fund; M                             uity
24 Putnam California Tax       10/26/8 Open/Bo   29.79  1.00
1  Exempt Money Market Fund       7    nd
24 Putnam High Yield Municipal 5/25/89 Closed/  248.54  9.27
2  Trust                               Bond
24 Putnam New York Tax Exempt  10/26/8 Open/Bo   40.07  1.00
3  Money Market Fund              7    nd
24 Putnam International Growth 8/1/96  Open/Eq  355.91 10.32
4  and Income Fund;  A                 uity
24 Putnam International Growth 8/1/96  Open/Eq  360.09 10.25
5  and Income Fund;  B                 uity
24 Putnam International Growth 8/1/96  Open/Eq   32.48 10.29
6  and Income Fund;  M                 uity
24 Putnam Research Fund;  A    10/2/95 Open/Eq  107.19 11.51
7                                     uity
24 Putnam Research Fund;  B    6/15/98 Open/Eq   88.61 11.50
8                                     uity
24 Putnam Research Fund;  M    6/15/98 Open/Eq    8.90 11.50
9                                     uity
25 Putnam New Value Fund;  A   1/3/96  Open/Eq  350.91 12.01
0                                     uity
25 Putnam New Value Fund;  B   2/26/96 Open/Eq  356.27 11.87
1                                     uity
25 Putnam New Value Fund;  M   2/26/96 Open/Eq   36.30 11.93
2                                     uity
25 Putnam Global Growth and    1/3/95  Open/Eq   21.18 11.26
3  Income Fund; A                      uity
25 Putnam Global Growth and    1/3/95  Open/Eq   16.34 11.21
4  Income Fund; B                      uity
25 Putnam Global Growth and    1/3/95  Open/Eq    1.77 11.23
5  Income Fund; M                      uity
25 Putnam International Fund   12/28/9 Open/Eq    3.86  9.92
6                                5    uity
25 Putnam Japan Fund           12/28/9 Open/Eq    1.92  4.41
7                                5    uity
25 Putnam International        12/28/9 Open/Eq   95.64 12.37
8  Voyager Fund;  A               5    uity
25 Putnam International        10/30/9 Open/Eq   73.29 12.25
9  Voyager Fund;  B               6    uity
26 Putnam International        10/30/9 Open/Eq    8.81 12.30
0  Voyager Fund;  M               6    uity
26 Putnam VT New Value Fund; A 1/2/97  Open/Eq  204.48  9.80
1                                     uity
26 Putnam VT New Value Fund; B 4/30/98 Open/Eq    0.04  9.80
2                                     uity
26 Putnam VT Vista Fund; A     1/2/97  Open/Eq  219.95 11.22
3                                     uity
26 Putnam VT Vista Fund; B     4/30/98 Open/Eq    0.04 11.21
4                                     uity
26 Putnam Equity 98 Fund       12/30/9 Open/Eq    3.46  7.45
5                                7    uity
26 Putnam High Yield Fund II;  12/31/9 Open/Bo  277.52  8.02
6  A                              7    nd
26 Putnam High Yield Fund II;  12/31/9 Open/Bo  443.69  8.01
7  B                              7    nd
26 Putnam High Yield Fund II;  12/31/9 Open/Bo   19.09  8.01
8  M                              7    nd




(J)  Miscellaneous
     1.   Election and Removal of Directors
              Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.
     2.   Results of operations
              Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.
     3.   Supervision by SEC of Changes in Directors and
     Certain Officers
              Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.
              Under Section 9 (b) of the 1940 Act, SEC may prohibit the directors and officers from remaining in office, if SEC will judge that such directors and officers have willfully violated any provision of the federal securities law.
     4. Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.
          a.   Articles of Organization of Investment
               Management Company may be amended, under the General Corporation Law of The Commonwealth of Massachusetts, by appropriate shareholders' vote.
          b. Under the General Corporation Law of The Commonwealth of Massachusetts, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.
          c. Investment Management Company has no direct subsidiaries.
     5.   Litigation, etc.
              There are no known facts, such as legal
          proceedings, which are expected to materially affect the Fund and/or Investment Management Company within the past one-year period preceding the filing of this document.

III. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)
     (1) Amount of Capital
          U.S.$46,562,828.53 (approximately 6.6 billion Yen) as of the end of August, 1998
     (2)  Description of Business
          Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam Investments, Inc., parent of Putnam. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.
     (3) Outline of Business Relationship with the Fund Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.
(B)  Putnam Mutual Funds Corp. (the Principal Underwriter)
     (1) Amount of Capital
          U.S.$ 219,550,146.19 (approximately 31 billion Yen) as of the end of August, 1998
     (2)  Description of Business
          Putnam Mutual Funds Corp. is the Principal
          Underwriter of the shares of Putnam Funds indluding the Fund.
     (3) Outline of Business Relationship with the Fund Putnam Mutual Funds Corp. engages in providing marketing services to the Fund.
(C) Kokusai Securities Co., Ltd. (Distributor in Japan and Agent Securities Company)
     (1)  Amount of Capital
          Yen 55.5 billion as of the end of August, 1998
     (2)  Description of Business
          KOKUSAI Securities Co., Ltd. is a diversified securities company in Japan. Also, it engages in handling the sales and repurchase of the Fund Units as the Designated Securities Company for the investment trust funds of Kokusai Asset Management Co., Ltd., and as the Underwriting Company and the Agent Securities Company for International Bond Index Fund, Fidelity Special Growth Fund, ACM International Healthcare Fund, ACM Global Investments, European and Asian Fund, Ever Green Small Company Growth Fund, Asia Network Growth Fund, Korea Sunrise Fund, Keystone Bond Fund I IV '95, Ever Green Global Opportunities Fund, Putnam High Yield Advantage Fund, Putnam U.S. Government Income Trust, Super Phenix Fund and Fresh Korea Fund and as the Underwriting Company for AGF Growth Equity Fund, G.T. Investment Fund, Sci/Tech S.A. and Morgan Stanley Money Market Family.
     (3) The Company acts as a Distributor in Japan and Agent Securities Company for the Fund in connection with the offering of shares in Japan.
(D)  Capital Relationships
          100% of the shares of Putnam Investment Management, Inc. are held by Putnam Investments. Inc.
(E)  Interlocking Directors and Auditors
          Names and functions of officers of the Fund who also are officers of the related companies are as follows:

                             (as of the end of August, 1998)
                                  Investment      Transfer
     Name of Officer    Fund      Management      Agent and
       or Trustee                  Company       Shareholder
                                                Service Agent
     George Putnam   Chairman,  Chairman and        None
                     Trustee    Director
                     and
                     President
     Charles E.      Executive  Managing            None
     Porter          Vice       Director
                     President
     Patricia C.     Senior     Senior Vice         None
     Flaherty        Vice       President
                     President
     Lawrence J.     Trustee    President and       None
     Lasser          and Vice   CEO
                     President
     Gordon H.       Vice       Senior            Director
     Silver          President  Managing
                                Director
     Ian C. Ferguson Vice       Senior              None
                     President  Managing
                                Director
     Edward H.       Vice       Managing            None
     D'Alelio        President  Director
     William J.      Vice       Managing            None
     Curtin          President  Director
     Rosemary H.     Vice       Senior Vice         None
     Thomsen         President  President
     Jennifer E.     Vice       Managing            None
     Leichter        President  Director
     Robert M. Paine Vice       Senior Vice         None
                     President  President
     John R. Verani  Vice       Senior Vice         None
                     President  President
IV.  FINANCIAL CONDITION OF THE FUND

1.   FINANCIAL STATEMENTS
     [The financial highlights and financial statements of the Fund and Japanese translations thereof are incorporated here.]

2.   CONDITION OF THE FUND
      (a) Statement of Net Assets







## b. Names of Major Portfolio Securities (Top 30 Holdings)
               Objects of Investment by Putnam High Yield
Advantage
          Fund are mainly securities other than shares, except for certain preferred stock.


                           (As of the end of August, 1998)

U.S.$     Investment
                           Name of          Interest Maturity  Par
Acquisition   Current  Ratio
                                                     Value
   Name of Issue            Country  Kind of  Rate   Date ($1000
Currency   Cost    Value    (%)
                                     Issue                 )
1. Transamerican Energy     United  Corporate      0  2002 113,20
US$  101,573, 56,600,     1.6
  144A                     States  Bond                       0
181     000
2. Midland Funding Corp.    United  Corporate     11  2005 35,765
US$  38,653,8 43,495,     1.2
                           States  Bond        3/4%
69     605
3. Diamond Cable            United  Corporate      0  2005 5,177
US$  41,185,5 38,831,     1.1
  Communication Co.        States  Bond
81     250
4. Nextel Communications    United  Preferred $11.12   _   38,091
US$  38,169,5 37,329,     1.1
  Inc. 144A                States  Stock          5
23     180
5. Nextel Communications    United  Corporate      0  2007 50,950
US$  27,979,1 30,570,     0.9
  Inc.                     States  Bond
93     000
6. Winstar Communications   United  Corporate      0  2007 24,135
US$  27,567,8 26,548,     0.7
  Inc. 144A                States  Bond
50     500
7. Global Crossing          United  Corporate  9 5/8  2008 26,070
US$  26,119,4 24,766,     0.7
  Holdings 144A            States  Bond
67     500
8. California Federal       United  Preferred $2.281   _   897,20
US$  23,584,0 23,551,     0.7
  Bankcorp. Inc.           States  Stock                      0
00     500
9. Nextel Communications,   United  Corporate      0  2007 37,255
US$  24,655,4 22,166,     0.6
  Inc.                     States  Bond
46     725
10 Nextel Communications,   United  Preferred $13.00   _   20,780
US$  21,087,6 22,026,     0.6
 . Inc.                     States  Stock
84     800
11 Sun Healthcare Group     United  Corporate  9 1/2  2007 23,130
US$  23,446,6 21,973,     0.6
 . Inc. 144A                States  Bond
73     500
12 Transamerican Energy     United  Corporate 11 1/2  2002 35,935
US$  36,065,1 21,920,     0.6
 . 144A                     States  Bond
44     350
13 Celcaribe S.A.           United  Corporate      0  2004 21,400
US$  21,819,1 21,614,     0.6
 .                         States  Bond
11     000
14 Spanish Broadcasting     United  Preferred $14.25   _   19,662
US$  20,716,4 21,038,     0.6
 . Systems                  States  Stock
85     340
15 GST                      United  Corporate      0  2005 28,548
US$  21,776,8 20,554,     0.6
 . Telecommunications,      States  Bond
69     560
  Inc.




U.S.$       Invest-
                           Name of          Intere Matur  Par
Acquisition   Current  ment
                                              st    ity  Value
Ratio
   Name of Issue            Country Kind of    Rate   Date (US$10
Curr   Cost    Value    (%)
                                  Issue      (%)          00)
ency

16 Nextel Communications,   United  Corporate      0  2007 37,255
U.S. 24,238,5 20,520,     0.6
 . Inc.                     States  Bond
$          10     000
17 ICG Holdings, Inc.       United  Corporate      0  2005 38,440
U.S. 24,490,3 20,373,     0.6
 .                         States  Bond                          $
02     200
18 Allbritton               United  Corporate  9 3/4  2007 19,445
U.S. 20,016,3 20,028,     0.6
 . Communications           States  Bond
$          04     350
19 KMC Telecom Holdings,    United  Corporate      0  2008 35,460
U.S. 20,643,4 19,857,     0.6
 . Inc.                     States  Bond
$          77     600
20 Long Distance            United  Units     12 1/4  2008 20,580
U.S. 20,580,0 19,756,     0.6
 . International, Inc.      States                               $
00     800
  144A
21 Viatel 144A              United  Units          0  2008 35,245
U.S. 17,221,2 19,737,     0.6
 .                         States                               $
30     200
22 Frontier Corp            United  Common      _        _ 637,95
U.S. 21,477,6 19,377,     0.5
 .                         States  Stock                      0  $
72     731
23 Intermedia               United  Corporate  8 1/2  2008 20,715
U.S. 20,775,0 19,264,     0.5
 . Communications, Inc.     States  Bond
$          00     950
24 Mariner Post-Acute       United  Corporate  9 1/2  2007 19,735
U.S. 19,651,7 18,748,     0.5
 . Network, Inc.            States  Bond
$          79     250
25 Riverwood                United  Corporate 10 7/8  2008 21,175
U.S. 20,994,1 18,634,     0.5
 . International Corp.      States  Bond
$          42     000
26 IXC Communications,      United  Preferred $12.50     _ 17,350
U.S. 18,220,1 18,304,     0.5
 . Inc.                     States  Stock
$          84     250
27 Trump Castle Funding     United  Corporate 10 1/4  2003 17,975
U.S. 17,975,0 18,154,     0.5
 . 144A                     States  Bond
$          00     750
28 Cencall Communications   United  Corporate      0  2004 18,115
U.S. 14,204,4 18,115,     0.5
 . Corp.                    States  Bond
$          22     000
29 Multicare Cos., Inc.     United  Corporate      9  2007 19,310
U.S. 17,765,2 17,765,     0.5
 .                         States  Bond                          $
00     200
30 Adelphia                 United  Corporate  9 7/8  2007 16,455
U.S. 16,370,6 17,401,     0.5
 . Communications Corp.     States  Bond
$          55     163
  144A

V.  FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT COMPANY
     [Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]

VI.  SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT
     TRUST SECURITIES

V.   SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT
     TRUST SECURITIES

1.   Transfer of the Shares
          The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O.Box 41203, Providence, RI 02940-1203, U. S. A.
          The Japanese investors who entrust the custody of their shares to a Handling Securities Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.
          No fee is chargeable for the transfer of shares.
2.   The Closing Period of the Shareholders' Book
          No provision is made.
3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.
4.   No special privilege is granted to Shareholders.
     The acquisition of Shares by any person may be restricted.

VII. REFERENCE INFORMATION
VI.  MISCELLANEOUS
   1. The following documents concerning the Fund have been filed with the Ministry of Finance of Japan or the Director of Kanto Local Finance Bureau.
                         October 15, 1997    Securities
                         Registration Statement
                         April 15, 1998 Securities
                         Registration Statement/Securities
                         Report (the 3rd term)/Amendment to
                         Securities Registration Statement
                         August 30, 1998     Semi-annual
                         Report (during the 4th
                         term)/Amendment to Securities
                         Registration Statement
   2.     (1)  The ornamental design is used in cover page of
     the Japanese Prospectus.
     (2)  The following must be set forth in the Prospectus.
     - Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of
     Part I., Information on the securities, "I. Descriptions of the Fund" and "III. Outline of Other Related Companies" in Part II, Information on the Issuer, of the SRS and Agreement of Foreign Securities Transactions Account, and the internal rules of the distributor (i.e.: subscription is accepted until 3:00 p.m. of the day; etc.) in respect of the subscription and payment.
     -    With respect to PART II.   INFORMATION CONCERNING
     ISSUER, I. DESCRIPTION OF THE FUND, 5. STATUS OF INVESTMENT PORTFOLIO ((A) Diversification of Investment Fund, (B) Results of Past Operations) and the entire part of IV. FINANCIAL CONDITIONS OF THE FUND of the SRS, the Prospectus may present the relevant information shown in the graphs in addition to the text and tables of the said information acquired any time after the SRS is filed.
     The Prospectus may also set forth the exchange rates relevant to the Fund.
     (3)  Summarized Preliminary Prospectus will be used.
     - Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.
        (a) The content of the summarized Preliminary Prospectus may be publicized by leaflets, pamphlets, direct mails (post cards and mails in envelopes) or at newspapers, magazines and other books.
        (b) The layout, quality of papers, priting colour, design etc. of the Summarized Preliminary Prospectus may vary depending on manner of usage. Photos and illustrations set forth in the attached may be used.
        (c) For information of the Fund's achievements, the changes of the net asset value per share and the fluctuation rates since the establishment of the Fund or for the latest 3 months, 6 months, one year, two years, three years or five years may be set out in the figures or graphs. Such information regarding the Fund's achievement may be converted into and presented in yen.


PART III. SPECIAL INFORMATION


I.   OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN
     MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirely by the complete registration statement of the fund and the full text of any referenced statutes and regulations.

I.   Massachusetts Business Trusts

     A.   General Information

          Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

          Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

     B.   Shareholder Liability

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II.  United States Investment Company Laws and Enforcement

     A.   General

          In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes ant regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

          1.  Investment Company Act of 1940

              The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

          2.  Securities Act of 1933

              The Securities Act of 1933, as amended (the
          "1933 Act"), regulates many sales of securities.
          The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

          3.  Securities Exchange Act of 1934

              The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

          4.  The Internal Revenue Code

              An investment company is an entity subject to federal income taxation under the Internal Revenue Code. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

          5.  Other laws

              The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

     B.   Outline of the Supervisory Authorities

          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

          1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933
          Act, and the 1934 Act, among others, to the Fund.
          The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

          2. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

     C.   Offering Shares to the Public

          An investment company ("investment company" or fund) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

     D.   Ongoing Requirements

          Under U.S. law, a fund is subject to numerous ongoing requirements, including, but not limited to;

          1. Updating its prospectus if it becomes materially inaccurate or misleading;

          2.  Annual update of its registration statement;

          3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

          4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

          5.  Maintenance of a code of ethics; and

          6.  Periodic board review of certain fund
          transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

     The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

     The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV.  Share Information

     A.   Valuation

          Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m.) each day the Exchange is open.

     B.   Redemption

          Shareholders may generally sell shares of an open-end fund to that fund any day the fund is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

     C.   Transfer agency

          The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V.   Shareholder Information, Rights and Procedures for the
Exercise of Such Rights

     A.   Voting Rights

          Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

     B.   Dividends

          Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

     C.   Dissolution

          Shareholders would normally be entitled to receive a pro rata portion of the net assets of a fund upon its liquidation.

     D.   Transferability

          Shares of a fund are typically transferable without restriction.

     E.   Right to Inspection

          Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI.  U.S. Tax Matters

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States
Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company", the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year;
(c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Fund distributions will be taxable to shareholders as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such, regardless of how long a shareholder has held shares in the Fund.
Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Shareholders who are not subject to U.S. federal income tax on their income generally will not have to pay such tax on amounts distributed to them.

     Distributions from capital gains are made after applying any available capital loss carryovers.

     The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund".

     A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     Special tax rules apply to investments though defined contribution plans and other tax-qualified plans.
Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for more than 182 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan", above.

VII. Important Participants in Offering of Mutual Fund Shares

     A.   Investment Company

          Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

     B.   Investment Adviser/Administrator

          The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

     C.   Underwriter

          An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940
     Act, the 1933 Act, the 1934 Act, and state laws.

     D.   Transfer Agent

          A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

     E.   Custodian

          A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.


II.  FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

     [Omitted, in Japanese version, financial statements of the Investment Management Company and Japanese translations thereof are incorporated here.]


III. FORM OF FOREIGN INVESTMENT FUND SECURITIES

     Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

     (1)  Front

     a.   Name of the Fund
     b.   Number of shares represented
     c.   Signatures of the Chairman and Transfer Agent
     d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

     (2)  Back

     a.   Space for endorsement
     b.   Description concerning delegation of transfer agency